Posting Supplement No. 270 dated July 9, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 68279

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
68279	$10,800	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 68279. Member loan 68279 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,792 / month
Current employer:	Union Pacific	Debt-to-income ratio:	10.78%
Length of employment:	4 years 1 month	Location:	Gresham, OR

Home town:	Portland
Current & past employers:	Union Pacific
Education:	Mt Hood Community College, Wheaton College, George Fox University

This borrower member posted the following loan description, which has not been verified:

I have a single debt consolidation loan that I would like to refinance. The payoff as of 07/07/2009 is $10803.70. It originated as a 5 year loan for $16,000 at 12.99% and has been paid on-time each month since originating in June 2007. My current payment is $363.97. I have excellent credit and wish to obtain a lower interest rate. I am willing to arrange payment directly to the current loan holder is necessary.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	52
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 353420

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
353420	$7,800	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 353420. Member loan 353420 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Berkshire Asset Management	Debt-to-income ratio:	19.50%
Length of employment:	9 months	Location:	Tamarac, FL

Home town:	Tamarac
Current & past employers:	Berkshire Asset Management
Education:	McGill University, Montreal, Qc

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate 2 loans and pay off a portion of my credit cards. I have never defaulted so I think lending to me would be a good investment.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,780.00	Public Records On File:	0
Revolving Line Utilization:	16.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 383511

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383511	$5,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383511. Member loan 383511 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Self	Debt-to-income ratio:	10.52%
Length of employment:	n/a	Location:	New York, NY

Home town:
Current & past employers:	Self
Education:

This borrower member posted the following loan description, which has not been verified:

I have two credit cards that I would like to pay off for a lower interest rate loan! Help me do it. Thank you!

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	65
Revolving Credit Balance:	$6,802.00	Public Records On File:	1
Revolving Line Utilization:	98.60%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398643

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398643	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398643. Member loan 398643 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	11.72%
Length of employment:	n/a	Location:	South San Francisco, CA

Home town:	San Francisco
Current & past employers:	UC Discovery Grant, Pension Dynamics Co.
Education:	University of California-Berkeley (Cal UC Berkeley)

This borrower member posted the following loan description, which has not been verified:

Will be expanding my family's business into another state. Essentially creating a new corporate entity with a resident of the new state (me) that allows small business advantages and using the same sales and backroom team in the office at California, expanding our business through increased territory that has similar advantages as our business in California, but without substantially increasing overhead.

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,208.00	Public Records On File:	0
Revolving Line Utilization:	3.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401578	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401578. Member loan 401578 was requested on June 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Infinite Visions	Debt-to-income ratio:	16.17%
Length of employment:	12 years	Location:	PATERSON, NJ

Home town:	paterson
Current & past employers:	Infinite Visions, classic imprint
Education:

This borrower member posted the following loan description, which has not been verified:

i want a good deal. I have paid off two cars and the payment for this should be much less. i can pay for this with no problems.

A credit bureau reported the following information about this borrower member on June 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	22
Revolving Credit Balance:	$9,604.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407125

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407125	$10,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407125. Member loan 407125 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	City of Clyde Ohio	Debt-to-income ratio:	24.21%
Length of employment:	6 months	Location:	Clyde, OH

Home town:	OAKLAWN
Current & past employers:	City of Clyde Ohio, First Energy Corporation, United States Navy
Education:	Terra Community College

This borrower member posted the following loan description, which has not been verified:

Although my wife and I seem to have a lot of debt we have had some medical issues over the past few years that contributed a major portion of the debt. We have paid medical providers with either credit cards or loans over the years to avoid damaging our credit. We share an amount of student loans right now but we are working towards bettering ourselves with education. We both have municipal jobs and are constantly on the lookout for better and stronger forms of income. Our payment history is beyond reproach and our commitment to being debt free in 4 years or less is our first priority.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,212.00	Public Records On File:	0
Revolving Line Utilization:	71.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407439

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407439	$9,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407439. Member loan 407439 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	MHW	Debt-to-income ratio:	21.88%
Length of employment:	2 years 2 months	Location:	MORRISTOWN, NJ

Home town:	Melbourne
Current & past employers:	MHW, Wine
Education:	Melbourne University

This borrower member posted the following loan description, which has not been verified:

I have recently became engaged and would like to ask for a loan to pay for the wedding. Rather than using a series of credit cards I would much rather roll it all in to one easy payment. And usind the power of cash is always a help when negotiating. I am currently working as self employed as a wine salesrep. And can afford the payments. I have a very good credit score.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,848.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409708

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409708	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409708. Member loan 409708 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	NAVY GATEWAY INNS	Debt-to-income ratio:	12.96%
Length of employment:	16 years 4 months	Location:	MONTROSS, VA

Home town:	Montross
Current & past employers:	NAVY GATEWAY INNS
Education:	not applicable

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate most of my debts so that I can start saving money each month towards a down payment on a house. I have an excellent credit history and am a reliable and responsible candidate for this loan.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	12
Revolving Credit Balance:	$1,482.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 411199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411199	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411199. Member loan 411199 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Abbott Bioresearch Center	Debt-to-income ratio:	18.35%
Length of employment:	2 years	Location:	WEST BOYLSTON, MA

Home town:	Southbridge
Current & past employers:	Abbott Bioresearch Center, Dexter Russell
Education:	College of Our Lady of the Elms

This borrower member posted the following loan description, which has not been verified:

The perpose of this loan is to consolidate my credit card debt inorder to pay them off more quickly at a lower intrest rate.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,389.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413365	$17,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413365. Member loan 413365 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,183 / month
Current employer:	Brown and Associates	Debt-to-income ratio:	22.50%
Length of employment:	5 years 6 months	Location:	LAUREL, MD

Home town:	Ft. Lauderdale
Current & past employers:	Brown and Associates
Education:	University of Houston

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt and cut up my credit cards for good. I am a reliable candidate that hit a rough patch with credit cards. I need to clear this debt for a clean slate.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,106.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 415767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415767	$9,150	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415767. Member loan 415767 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Acushnet Golf	Debt-to-income ratio:	21.66%
Length of employment:	1 year 6 months	Location:	CARLSBAD, CA

Home town:	Truckee
Current & past employers:	Acushnet Golf, TS Restaurants, TaylorMade-adidas
Education:	University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

My thanks for your consideration, I'm looking to lower the total interest that will be paid on a college consolidated loan, taken out at a high interest rate. Now a little about me, I'm engaged and working full time in a stable position... in fact we're even hiring in my group. I haven't got the most extensive credit history, but it's all solid as I make payments on time and at least at the minimum. Again, thanks for your consideration.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,299.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416767	$8,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416767. Member loan 416767 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	SS and C Technologies Inc.	Debt-to-income ratio:	4.16%
Length of employment:	3 years	Location:	NEW BRITAIN, CT

Home town:
Current & past employers:	SS and C Technologies Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate credit card debt at a better rate. Would like to fix the term rather than dealing with a revolving account with unreasonable fees.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	31
Revolving Credit Balance:	$13,573.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416914	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416914. Member loan 416914 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	US Department of Homeland Security	Debt-to-income ratio:	22.85%
Length of employment:	1 year 5 months	Location:	LANCASTER, NY

Home town:	Lancaster
Current & past employers:	US Department of Homeland Security, M&T Bank Corp., Tops Friendly Markets
Education:	Canisius College

This borrower member posted the following loan description, which has not been verified:

I am looking to obtain a personal loan to consolidate my credit card debt I acquired when I was attending college. When I was going to school, I did not have the resources to pay for books and the tuition that was not covered by my student loans. So I had the brilliant idea to use my credit cards to pay for the books and I put my tuition bills on the cards as well. It was not the smartest thing to do, but at the time I just wanted to graduate from school. I have since graduated from Canisius College in Buffalo, NY with a Bachelors degree in Finance and Accounting Information Systems. I worked all through college and before I graduated, I accepted a job with a local bank and started that job during my final exams. I stayed with that job for over a year until I accepted a job with the Department of Homeland Security. I have been working for the U.S. Customs and Border Protection for over a year. I have job security and a steady income working for the government and consider myself a safe investment. Not including the credit card bills, my only other bills are my student loans and my auto loan. I have good credit, have not delinquent bills and pay all bills on time. If you need any other information from me, I would be more than happy to provide it for you.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,385.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417084

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417084	$12,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417084. Member loan 417084 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,208 / month
Current employer:	Higgins Development Patners	Debt-to-income ratio:	19.51%
Length of employment:	1 year 7 months	Location:	chicago, IL

Home town:	Chicago
Current & past employers:	Higgins Development Patners, Cobalt Finance
Education:	Northeastern Illinois University

This borrower member posted the following loan description, which has not been verified:

I am a hardworking parent and because of the current market I cannot get any equity out of my home to consolidate my debt. I charged debt while attending college and have know been working in the accounting field for three years. I am looking to be debt free in three years and I need to aquire a better interest rate on my current loans. I pay my bills on time and consistently.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	21
Revolving Credit Balance:	$19,028.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418062	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418062. Member loan 418062 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,000 / month
Current employer:	knxv-tv	Debt-to-income ratio:	13.13%
Length of employment:	3 years	Location:	scottsdale, AZ

Home town:	alton
Current & past employers:	knxv-tv, kron-tv san francisco
Education:	illinois state university

This borrower member posted the following loan description, which has not been verified:

Hello, I want to pay off a higher interest rate credit card in a shorter time with less overall interest. I've got a great job that pays 6 figures. I also make $60,000+ a year from vacation rental property I own. This can be verified since there is management at the resorts. My credit scores are high and I've never been late with a payment (as you'll see). I do have higher debt and am working to reduce it by paying it off and reducing rates on what I do have. If you count my debt against me, please count my additional $60,000+ income as well since the vacation rentals were bought with part of that debt. Thanks

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$394,107.00	Public Records On File:	0
Revolving Line Utilization:	77.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418147

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418147	$5,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418147. Member loan 418147 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	20.64%
Length of employment:	2 years	Location:	SAVAGE, MN

Home town:	Minneapolis
Current & past employers:	Wells Fargo, Carlson Marketing
Education:	North Hennepin Community College

This borrower member posted the following loan description, which has not been verified:

I'm looking to lower my payments by getting into a fixed interest rate with a set term.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,443.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419127

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419127	$4,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419127. Member loan 419127 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,599 / month
Current employer:	Aquinas Academy	Debt-to-income ratio:	0.00%
Length of employment:	1 month	Location:	CEDAR KNOLLS, NJ

Home town:	Morristown
Current & past employers:	Aquinas Academy
Education:	Manhattan College

This borrower member posted the following loan description, which has not been verified:

I am a recent college graduate who is in need of a small personal loan to help purchase a car. I am currently working part-time for the summer, but I do not start my full-time teaching job until September. I do not owe any student loans, am debt-free, and am currently living rent-free, so my living expenses are minimal. The $4,000 loan will mostly be used for a down payment on a car. I will use the remainder of the loan for start-up costs for my new classroom! How can you turn down a dedicated 3rd grade teacher? :o) Thank you for your consideration.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 419326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419326	$16,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419326. Member loan 419326 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Charter Township of West Bloomfield	Debt-to-income ratio:	9.30%
Length of employment:	5 years	Location:	LIVONIA, MI

Home town:	Farmington Hills
Current & past employers:	Charter Township of West Bloomfield
Education:	Schoolcraft College

This borrower member posted the following loan description, which has not been verified:

I am paying for my wedding on a less than ideal time line. My future father-in-law, who was planning on footing most of the bill recently lost his job. I have since taken on the majority of the costs. Rather than deplete the cash that I have in savings, I would like to take out a loan that I can pay over a few years. My fiancee and I are employed full time and monthly payments will not be an problem.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	39
Revolving Credit Balance:	$2,362.00	Public Records On File:	0
Revolving Line Utilization:	7.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421088

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421088	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421088. Member loan 421088 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,656 / month
Current employer:	Sourcecorp	Debt-to-income ratio:	6.48%
Length of employment:	1 year 7 months	Location:	Dallas, TX

Home town:	Kingwood
Current & past employers:	Sourcecorp, Sourcecorp
Education:	Southern Methodist University

This borrower member posted the following loan description, which has not been verified:

I need a loan to pay family for wedding expenses, and possibly pay off credit cards based on the rate I can get. I have a stable job making over 80k plus a non-taxable annuity of > 44k (x 1.25 since tax free) meaning gross income is over 139k annually. I have no issues paying credit cards and pay well above the minimum payment each month, but I need some cash to pay my father back for some wedding expenses, and figured I might as well consolidate to make the logistics of paying the cards each month easier if I can get a good rate.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	31
Revolving Credit Balance:	$22,014.00	Public Records On File:	0
Revolving Line Utilization:	41.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421145

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421145	$2,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421145. Member loan 421145 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	gulfstream cafe	Debt-to-income ratio:	6.46%
Length of employment:	3 years 6 months	Location:	surfside beach, SC

Home town:	Cherry Hill
Current & past employers:	gulfstream cafe
Education:

This borrower member posted the following loan description, which has not been verified:

to pay for new hvac units for our home

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	37
Revolving Credit Balance:	$9,171.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421221

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421221	$16,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421221. Member loan 421221 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Blind Industries and Services of MD	Debt-to-income ratio:	11.55%
Length of employment:	19 years	Location:	BALTIMORE, MD

Home town:	Baltimore
Current & past employers:	Blind Industries and Services of MD
Education:	Northern Essex Community College

This borrower member posted the following loan description, which has not been verified:

pay off debts that I owed.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	38
Revolving Credit Balance:	$14,731.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421287

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421287	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421287. Member loan 421287 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Valley Forge Fabrics	Debt-to-income ratio:	10.40%
Length of employment:	7 months	Location:	Fort Lauderdale, FL

Home town:	Winter Haven
Current & past employers:	Valley Forge Fabrics
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my credit card debt that is approx $20,000.00. Currently, I have 4 credit cards that are all under a 10%APR and I am able to make more than the minimum payments on each of them every month, but I don't feel like I am getting ahead. I am not making any new charges on the cards, and I feel I could be more motivated to clear off this debt by making one monthly payment to a loan rather then all these credit cards. Once I am approved for the loan, I plan on making monthly payments of $700.00 mimimum. Thus, I should be out of debt within 28-30 Months. I believe this is the best step for my financial future. Thanks for taking the time to read this and for your consideration.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,680.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421374	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421374. Member loan 421374 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Williams Blackstock Architects	Debt-to-income ratio:	15.25%
Length of employment:	1 year	Location:	Chelsea, AL

Home town:	Birmingham
Current & past employers:	Williams Blackstock Architects, Gresham Smith and Partners
Education:	Samford University, Mississippi State University

This borrower member posted the following loan description, which has not been verified:

The loan will be used to consolidate multiple debts into one payment and interest rate.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	57
Revolving Credit Balance:	$7,642.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421448

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421448	$4,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421448. Member loan 421448 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Will Sub	Debt-to-income ratio:	20.53%
Length of employment:	2 years	Location:	Clare, MI

Home town:	Clare
Current & past employers:	Will Sub
Education:	Central Michigan University

This borrower member posted the following loan description, which has not been verified:

I need to get a loan to help with grad school expences

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	18
Revolving Credit Balance:	$19,726.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421492	$25,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421492. Member loan 421492 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Delta Air Lines	Debt-to-income ratio:	12.44%
Length of employment:	2 years 1 month	Location:	Oklahoma City, OK

Home town:	Arlington
Current & past employers:	Delta Air Lines, Oklahoma Air National Guard
Education:	Oklahoma State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am seeking addition funds to open my wine shop. The Wine Barrel is an upstart business. It will be located in an untapped, growing area of NW Oklahoma City. My business plan forecasts 50000 to 75000 a month in gross sales. The average profit margin is 25%. The shop will be located next to a brand new convenience store. Oklahoma is unique, because you cannot buy wine and spirits in a convenience or grocery store by law. So, people, who are on their way home, that stop to get gas, they can get a couple bottles of wine for dinner. The 25000 will go towards the computer register, shelving, and custom store front sign. I am a 14 year veteran still serving with the Oklahoma Air National Guard. I am a pilot and Director of Operations of a TALCE/CRE unit. I served honorably in Enduring Freedom and Iraqi Freedom. I used my military flying experience to obtain a job with Delta Air Lines. I believe myself to be a very reliable and responsible person. I plan on having a full time store manager, who is retired military.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,193.00	Public Records On File:	0
Revolving Line Utilization:	49.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 421501

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421501	$18,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421501. Member loan 421501 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	Salesforce.com	Debt-to-income ratio:	8.71%
Length of employment:	1 year 9 months	Location:	San Francisco, CA

Home town:	Redwood City
Current & past employers:	Salesforce.com
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

I have been holding on to a large amount of credit card debt incurred from paying for college. I am now in a financial position where I can pay it off and I am looking for the most economical and efficient way to do so.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	23
Revolving Credit Balance:	$15,008.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421525

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421525	$18,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421525. Member loan 421525 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Stategic Resources	Debt-to-income ratio:	9.81%
Length of employment:	1 month	Location:	SCHENECTADY, NY

Home town:	Howland
Current & past employers:	Stategic Resources, West Corporation, Liberty City School District, Champion Local School District
Education:	Kent State University-Kent Campus, Kent State University-Trumbull Campus

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate credit card debt and pay off an auto loan. I have recently relocated to another state and have acquired a job with a steady income but need to eliminate debt from the transition while I am rebuilding a base finance.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$96.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421527

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421527	$5,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421527. Member loan 421527 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Bank of America Corp.	Debt-to-income ratio:	2.35%
Length of employment:	1 year	Location:	Des Plaines, IL

Home town:	Boston
Current & past employers:	Bank of America Corp., New York Life Insurance
Education:	Morehouse College

This borrower member posted the following loan description, which has not been verified:

Hey, I am apply for a loan to buy a car. I recently graduated from college and move to Des Plaines Illinois. I moved here to begin my career at Bank of America as a first year analyst. My reason for the loan is I am in a remote area in Illinois and have to walk for miles just to get to the store and it's really a problem. My starting salary is $53,000 a year and I can repay the loan before the end of this year. I would of finance the car from a car dealership, but I got a really great deal on a car from an owner so this is the reason for my loan.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,779.00	Public Records On File:	0
Revolving Line Utilization:	88.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421529

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421529	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421529. Member loan 421529 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Hensel Phelps Construction Co.	Debt-to-income ratio:	10.69%
Length of employment:	5 months	Location:	Phoenix, AZ

Home town:	Phoenix
Current & past employers:	Hensel Phelps Construction Co.
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

I just recently graduated from college and am faced with my credit card debt I accumulated during school. I now have a great job, but I am struggling with the high interest rates that credit card companies impose. I will use this loan to pay off my credit card debt and consolidate everything into a single payment with lower interest. My situation as a recent college grad makes me a great candidate for a loan becuase I needed credit during school and now that I have a job want to get rid of all debt in my life. Once I pay off the credit accounts I plan on closing them.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,045.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421555

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421555	$19,200	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421555. Member loan 421555 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	Pfizer Inc.	Debt-to-income ratio:	12.09%
Length of employment:	5 years 4 months	Location:	WALTHAM, MA

Home town:	Epping
Current & past employers:	Pfizer Inc., Applera Corp-Applied Biosystems Group
Education:	University of Lethbridge

This borrower member posted the following loan description, which has not been verified:

Consolidate personal bank loans at lower interest rate.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	53
Revolving Credit Balance:	$12,982.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421628	$5,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421628. Member loan 421628 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	ADP TotalSource	Debt-to-income ratio:	6.65%
Length of employment:	3 years 5 months	Location:	Seattle, WA

Home town:	Richmond
Current & past employers:	ADP TotalSource, KPLU National Public Radio 88.5 FM
Education:	Virginia Commonwealth University, Middle Tennessee State University

This borrower member posted the following loan description, which has not been verified:

I work for a public radio station. My income is based 100% on advertising or "underwriting" revenue. As the economy has worsened, so has local and small business budgets for promotion and advertising. This in turn directly affects my income. The primary purpose of this loan is to pay off two of the three credit cards that I currently have. I have two balances that amount to roughly $5000. By paying these off using a loan through this organization, I can not only consolidate my debt, but also get away from the insane interest rates that they have applied to my cards. I am responsible and a hard worker and this will help me to get out of debt more quickly and with less money going to these wayward credit card companies! My credit worthiness is directly related to my current debt to income ratio and nothing more! Thanks for considering! Ben Wyatt

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,785.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421651	$16,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421651. Member loan 421651 was requested on June 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,393 / month
Current employer:	Home Solutions Consulting & Investment Corp.	Debt-to-income ratio:	3.68%
Length of employment:	3 years	Location:	Pembroke Pines, FL

Home town:	Puerto Principe
Current & past employers:	Home Solutions Consulting & Investment Corp., Subway
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I am a good candidate for this loan because I am a dependable and reliable person. I always pay my bills on time. Education widens your opportunities.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	35
Revolving Credit Balance:	$3,327.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421659

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421659	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421659. Member loan 421659 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,849 / month
Current employer:	DATACORE Marketing, LLC	Debt-to-income ratio:	12.29%
Length of employment:	3 years 1 month	Location:	Kansas City, MO

Home town:	Madrid
Current & past employers:	DATACORE Marketing, LLC, Relationship Marketing, Inc., Dee Zee Manufacturing
Education:	Truman State University

This borrower member posted the following loan description, which has not been verified:

I need to make some improvements to my home in order to finalize the sale of my home. My intent is to rent at a lower monthly cost to pay off this loan quickly and potentially relocate back to my home state. I'm a professional with a good credit history and take my financial obligations seriously. My credit report will reflect 4 late payments on a revolving account in 2003. I co-signed on this account to help a friend get her business started and discovered after the fact that she was not making the payments.

A credit bureau reported the following information about this borrower member on June 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	61
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421740

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421740	$5,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421740. Member loan 421740 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,919 / month
Current employer:	SHHC	Debt-to-income ratio:	24.94%
Length of employment:	3 years	Location:	PITTSBURGH, PA

Home town:	Pittsburgh
Current & past employers:	SHHC, Pride Billing Services, Vista Behavioral Health Associates
Education:	Saint Vincent College

This borrower member posted the following loan description, which has not been verified:

I am trying to simplify my finances and lower my interest rates. With this loan, I plan on fully paying off my high interest cards and then dispersing the remainder across any remaining balances. Within three years, I will pay off my Lending Club loan and only carry a student loan debt. Recent changes in the economy have shown me that carrying credit card debt is just a pointless thing to do. I want to be rid of it once and for all. I'd rather pay interest to a person or entity who can benefit from my payments over a huge corporation that may fold or need a bail-out tomorrow. About myself: I am a single girl working in public healthcare. Economic changes have definitely cemented my job security, but have not been so great for the patients we serve. Each week, more and more people come through the door after losing their insurance coverage. It is rewarding to know that we offer a place that they can come to receive quality, low-cost healthcare and be treated with dignity and respect. I rent, so a home equity loan is out for me. However, I am very responsible with my bills and rent. I have been in this neighborhood for 7 years and I work here as well. Serving my own community is very fulfilling and I hope to do so for years to come.

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,147.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421847

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421847	$16,750	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421847. Member loan 421847 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,833 / month
Current employer:	SIDDSO	Debt-to-income ratio:	5.36%
Length of employment:	16 years 4 months	Location:	Staten Island, NY

Home town:	Staten Island
Current & past employers:	SIDDSO
Education:	Ashford University

This borrower member posted the following loan description, which has not been verified:

Loan needed for a short term of 12 months to cover expansion and growth of new business.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	18	Months Since Last Delinquency:	19
Revolving Credit Balance:	$5,848.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 421855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421855	$7,750	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421855. Member loan 421855 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,400 / month
Current employer:	retired	Debt-to-income ratio:	17.29%
Length of employment:	n/a	Location:	orlando, FL

Home town:	oslo
Current & past employers:	retired
Education:

This borrower member posted the following loan description, which has not been verified:

purchasing a manufactured home

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1974	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	71
Revolving Credit Balance:	$4,296.00	Public Records On File:	0
Revolving Line Utilization:	6.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421927

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421927	$7,800	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421927. Member loan 421927 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Greenpath Debt Solutions	Debt-to-income ratio:	16.77%
Length of employment:	4 years 6 months	Location:	Woodside, NY

Home town:	Manhattan
Current & past employers:	Greenpath Debt Solutions, Daybreak Adult Medical Day Care, Second Home Adult Medical Day Care, American Red Cross, Administration for Children's Services
Education:	Union College

This borrower member posted the following loan description, which has not been verified:

I work for a financial education and debt management organization and over the past four years have been working to pay of 30,000 in debt. I am down to about 15,000 but recently moved to a new apartment, married and have a child on the way. The medical expenses and extra expenses are threatening to take me in the other direction. I am several months from paying off both a personal loan and a pension loan. I have garnished a substantial increase in salary and now can have a working surplus budget to help me establish emergency savings. I would like to use this loan to pay off the above mentioned loans as well as small (but accumulating medical and credit card bills). This would leave me with one debt to repay for the 10K amount along with one credit card of about 5K, hopefully at a lower interest rate than what I currently have. By February of 2010 I expect a substantial refund due to the new family and can have this all paid off if I approach this according to my plan - in which this loan is essential.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	58
Revolving Credit Balance:	$13,835.00	Public Records On File:	0
Revolving Line Utilization:	87.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421933

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421933	$5,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421933. Member loan 421933 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,227 / month
Current employer:	ALSTOM	Debt-to-income ratio:	5.49%
Length of employment:	1 year 10 months	Location:	ROCHESTER, NY

Home town:
Current & past employers:	ALSTOM
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to construct a house for my parents in Africa. We already have the land. The total cost is estimated at $40000, and it is divided among my siblings and I ($10000 each). I currently have a $1000 credit card debt, and approximatively $4000 in a car loan. I am well able to make a payment to make a payment of $400/month for the life of the loan. Your help is greatly appreciated.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	19
Revolving Credit Balance:	$1,158.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421940	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421940. Member loan 421940 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	MedAssurant	Debt-to-income ratio:	11.67%
Length of employment:	1 month	Location:	Washington, DC

Home town:	Keystone
Current & past employers:	MedAssurant, National Committee for Quality Assurance, American College of Cardiology, National Association of Children's Hospitals and Related Institutions
Education:	University of Florida, George Mason University

This borrower member posted the following loan description, which has not been verified:

I am a stable, financially-sound professional in the Washington DC area. I have approximately $25,000 of credit card debt that I would like to consolidate and eliminate as quickly as possible so I can start planning for my first house.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,958.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422004	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422004. Member loan 422004 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,083 / month
Current employer:	Medco Health Solutions	Debt-to-income ratio:	5.53%
Length of employment:	2 years 6 months	Location:	Norwell, MA

Home town:	Elizabeth
Current & past employers:	Medco Health Solutions, Johnson & Johnson
Education:	Boston College

This borrower member posted the following loan description, which has not been verified:

This loan will be used for home improvements to enhance overall value of our property. My credit scores are between 768 and 790 and my 2008 W2 was $265K -- 2009 projects to $275K in my present role as VP, Sales for Medco Health Solutions. I am looking for short term loan so I do not have to tap into stock and 401K assets. I have never been late for a loan payment in over 25 years. Please let me know if you need any more information. Rich

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1979	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,131.00	Public Records On File:	0
Revolving Line Utilization:	8.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422014

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422014	$5,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422014. Member loan 422014 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,175 / month
Current employer:	Bible Church International	Debt-to-income ratio:	23.59%
Length of employment:	8 years	Location:	JERSEY CITY, NJ

Home town:
Current & past employers:	Bible Church International
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for short term loan for personal reasons

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,696.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422024

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422024	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422024. Member loan 422024 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Solstice	Debt-to-income ratio:	7.53%
Length of employment:	6 months	Location:	ALEXANDRIA, VA

Home town:
Current & past employers:	Solstice, AT&T, Nextel
Education:	N.O.V.A

This borrower member posted the following loan description, which has not been verified:

debt consolidation

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	63
Revolving Credit Balance:	$8,930.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422028

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422028	$3,250	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422028. Member loan 422028 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$583 / month
Current employer:	n/a	Debt-to-income ratio:	2.57%
Length of employment:	n/a	Location:	toledo, OH

Home town:	Sandusky
Current & past employers:	Diversified Road and Pipe
Education:	University of Toledo, University of Dayton

This borrower member posted the following loan description, which has not been verified:

This loan will help cover the costs of my tuition. My dad lost his job and was unable to pay for my tuition and in order to take classes I need to pay for my classes from last semester. This loan will cover those costs.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$472.00	Public Records On File:	0
Revolving Line Utilization:	47.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 422038

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422038	$1,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422038. Member loan 422038 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,750 / month
Current employer:	Smabu Corporation	Debt-to-income ratio:	11.91%
Length of employment:	1 year	Location:	Irvine, CA

Home town:
Current & past employers:	Smabu Corporation
Education:	UC Irvine

This borrower member posted the following loan description, which has not been verified:

I have a perfect credit history in that I have always paid all of my debts on-time. Unfortunately, I have too much credit card debt. The reason for this debt is that in 2002 through 2005, I used credit cards (at teaser interest rates of around 2% on average) to finance a business venture. The credit card companies later increased the rates to more than 15% in some cases. I now want to just get my credit card debt paid off. I am seeking a $1,000 loan initially, since I am now establishing my credit worthiness with Lending Club. After I pay off the first loan, I hope to borrow more from Lending Club in the future, and use the money to pay-off my credit card debt. I only intend to use the money from Lending Club to pay-off existing credit card debt. I am not looking to increase my overall debt.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$109,954.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422161

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422161	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422161. Member loan 422161 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,667 / month
Current employer:	Redcats USA	Debt-to-income ratio:	18.43%
Length of employment:	2 years 4 months	Location:	Long Island City, NY

Home town:	New York
Current & past employers:	Redcats USA
Education:	New York Institute of Technology-Central Islip

This borrower member posted the following loan description, which has not been verified:

Hi all, I have a 16.99 % on one my credit cards and would like to get a lower interest rate to try to pay it off. I've already called the credit card company to see if they can lower the interest rate. But due to the credit crisis, a lot of the banks are not willing to budge. Would like to call upon the lenders here for help. Thanks,

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,918.00	Public Records On File:	0
Revolving Line Utilization:	35.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 422190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422190	$3,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422190. Member loan 422190 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Federal Bureau of Prisons	Debt-to-income ratio:	16.77%
Length of employment:	1 year 1 month	Location:	Sanford, FL

Home town:
Current & past employers:	Federal Bureau of Prisons, United States Army
Education:

This borrower member posted the following loan description, which has not been verified:

I got an unexpected bill for 3000 from an accident I was in and have less than a week to pay for it. I am a federal Officer with a salary of 41,000 year. I pay all my bills on time, just trying to pay this bill off as soon as I can.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	70
Revolving Credit Balance:	$6,241.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422201

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422201	$9,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422201. Member loan 422201 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	Charm Sciences Inc	Debt-to-income ratio:	19.09%
Length of employment:	9 years 1 month	Location:	HAVERHILL, MA

Home town:
Current & past employers:	Charm Sciences Inc
Education:	Lafayette College

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to help consolidate my debt but to also help pay for a recent unexpected expenditure. I've never been late or short on payments etc. and really could just use a break right now and this loan would really help. Thank you.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,401.00	Public Records On File:	0
Revolving Line Utilization:	88.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422205

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422205	$6,200	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422205. Member loan 422205 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Law Office of Barbara Smith	Debt-to-income ratio:	9.00%
Length of employment:	2 years 6 months	Location:	SPRING VALLEY, CA

Home town:	San Diego
Current & past employers:	Law Office of Barbara Smith
Education:	Grossmont College, Cuyamaca College

This borrower member posted the following loan description, which has not been verified:

I need this loan to consolidate a combination of medical debt, student debt, tax debt, and a debt for furniture. I incurred most of this debt recently as the result of a divorce and I am a student and am having difficulty keeping up with it each month because the total of all the payments amount to about $1600 per month. I only work part time to allow me to go to school, so when my living expenses such as car insurance, phone, gas, food, etc, are added to this, it leaves me with a negative cash flow. I wish to consolidate the debt so that I can have a lower monthly payment and a fixed term in which to pay it off, so that I can have more time to focus on my studies. Thank you, Rachel Martinez

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	29
Revolving Credit Balance:	$4,480.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 422289

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422289	$1,900	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422289. Member loan 422289 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,860 / month
Current employer:	National Benefit Services	Debt-to-income ratio:	23.29%
Length of employment:	7 months	Location:	West Valley City, UT

Home town:	Burley
Current & past employers:	National Benefit Services, Discover Financial Services
Education:	University of Utah

This borrower member posted the following loan description, which has not been verified:

I am buying an investment home. It had a recent appraisal and I'm buying it for 56% of the value. I only need this month for 2-4 months while I fix it up and then refinance and pay off this loan. I have already prequalified for the refinance. I just need to make the improvements.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,209.00	Public Records On File:	0
Revolving Line Utilization:	54.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422385

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422385	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422385. Member loan 422385 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Natchitoches Parish School Board	Debt-to-income ratio:	14.58%
Length of employment:	9 years	Location:	NATCHITOCHES, LA

Home town:	Alexandria
Current & past employers:	Natchitoches Parish School Board, Rapides Parish School Board
Education:	University of Louisiana at Monroe, Northwestern State University of Louisiana (NSU)

This borrower member posted the following loan description, which has not been verified:

I will use the money to pay off two credit cards that I currently have. I am currently employed by the Natchitoches Parish School Board and have been for nine years. I have very good credit and a responsible bill payer. At the current interest rates of my credit cards, I feel that I will not be able to pay them off.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,812.00	Public Records On File:	0
Revolving Line Utilization:	16.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422412	$25,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422412. Member loan 422412 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,083 / month
Current employer:	Shelter Hotels	Debt-to-income ratio:	4.93%
Length of employment:	1 year 2 months	Location:	Santa Nella, CA

Home town:	New York
Current & past employers:	Shelter Hotels
Education:	CUNY Brooklyn College

This borrower member posted the following loan description, which has not been verified:

Purchasing a Historic 105 year old hotel with 56 rooms, 2 restaurants, 2 bars, seperate casino. Oh and it's own famous ghost.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,036.00	Public Records On File:	1
Revolving Line Utilization:	10.10%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422455

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422455	$8,400	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422455. Member loan 422455 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	Bank of A	Debt-to-income ratio:	22.54%
Length of employment:	5 years 3 months	Location:	Winnetka, CA

Home town:	Little Rock
Current & past employers:	Bank of A, Washington Mutual
Education:	California State University-Northridge (CSUN)

This borrower member posted the following loan description, which has not been verified:

Unexpectd California tuition hike - Need help to finish off graduate work

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$65,621.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422456

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422456	$5,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422456. Member loan 422456 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,375 / month
Current employer:	University of Chicago	Debt-to-income ratio:	7.72%
Length of employment:	9 months	Location:	CHICAGO, IL

Home town:	Fruitport
Current & past employers:	University of Chicago
Education:	Grand Valley State University

This borrower member posted the following loan description, which has not been verified:

I'm a long time skydiver and would like to take flight lessons over a short period of time to earn a private pilot's license. Aggressively pursuing flight instruction is quite expensive, so I would like to finance this endeavor to spread out the expense. I have a graduate degree and work in biomedical research at a top research university. I earn a very nice salary and am very responsible. I'm single and have no children to support.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	77
Revolving Credit Balance:	$1,460.00	Public Records On File:	0
Revolving Line Utilization:	38.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422596

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422596	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422596. Member loan 422596 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	LIGHTHOUSE INSURANCE AGENCY	Debt-to-income ratio:	20.44%
Length of employment:	3 years 4 months	Location:	WEYMOUTH, MA

Home town:	Weymouth
Current & past employers:	LIGHTHOUSE INSURANCE AGENCY, ROBLIN INSURANCE AGENCY
Education:	University of Massachusetts at Amherst

This borrower member posted the following loan description, which has not been verified:

Considering lots of projects and with my excellent credit this should be easy !

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,713.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422609

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422609	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422609. Member loan 422609 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	U.S. Forest Service	Debt-to-income ratio:	4.30%
Length of employment:	21 years 10 months	Location:	COLUMBIA, SC

Home town:	Greer
Current & past employers:	U.S. Forest Service
Education:	Clemson University

This borrower member posted the following loan description, which has not been verified:

Remodeling Kitchen

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	5
Revolving Credit Balance:	$12,293.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422667

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422667	$12,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422667. Member loan 422667 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Kasky Insurance and Financial Services	Debt-to-income ratio:	13.26%
Length of employment:	5 years 6 months	Location:	Pittsburgh, PA

Home town:	Mt. Lebanon
Current & past employers:	Kasky Insurance and Financial Services
Education:	Carnegie Mellon Tepper School of Business

This borrower member posted the following loan description, which has not been verified:

I need some help with my tuition for grad school ASAP. I borrowed money for my undergrad and have a perfect track record of paying it back. I appreciate your help! I am going for my MBA and I've received grant money but I need to fill the gap. Thanks!

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,626.00	Public Records On File:	0
Revolving Line Utilization:	61.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 422681

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422681	$3,700	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422681. Member loan 422681 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,250 / month
Current employer:	PEC Management	Debt-to-income ratio:	5.52%
Length of employment:	3 years 2 months	Location:	BUTLER, PA

Home town:	Butler
Current & past employers:	PEC Management
Education:	Clarion University of Pennsylvania, Waynesburg College, Slippery Rock University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

Thank you for your interest. I have a FICO score of 731, that's my lowest of the 3. I have NO negative remarks, not minding the two inquiries, on my credit what so ever. I originally applied at a bank for the loan. I was denied, however, because I do not have any "comparable" credit. I'm using the capital to purchase a duplex. Address is 63 Pittsburgh Rd, Butler PA. It is currently rented out so repaying the capital wouldn't be an issue. They are currently locked in a 1 year lease with one tenant two months in with the other tenant three. However I am on a time constraint with the seller because my initial loan from the bank was denied so quick financing would be the best option. It works out for you because you get your loan plus interest from a guaranteed investment source. Again thank you for your interest!

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422689

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422689	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422689. Member loan 422689 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,208 / month
Current employer:	TULANE MONTESSORI HOUSE	Debt-to-income ratio:	15.55%
Length of employment:	6 years 3 months	Location:	BURLINGAME, CA

Home town:	Laguna Beach
Current & past employers:	TULANE MONTESSORI HOUSE, pinkys
Education:	Chico State

This borrower member posted the following loan description, which has not been verified:

This loan will be used to finance my wedding. I have near perfect credit and have never been late or missed any of my payments, my fiance will be helping with payments as well. thanks!

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,450.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422694

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422694	$7,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422694. Member loan 422694 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	WSP Flack + Kurtz	Debt-to-income ratio:	17.69%
Length of employment:	1 year	Location:	Fairfield, CT

Home town:	Honolulu
Current & past employers:	WSP Flack + Kurtz
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

While in College I racked up about 10,000 in credit card debt. In my first year of working I have paid off about 4000 of that amount. Everything was going fine until just recently when my largest credit card which I had just transferred another balance onto decided to raise my rates almost twice as much as what they were before. I am done arguing with these people and I am now interested in paying them off and getting them out of my life forever. Whatever money I can borrow will be used immediately to pay off all of my credit cards. I have about 5000 in a 401k plan which I can always fall back on if I lose my job / end of the world scenario.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	43
Revolving Credit Balance:	$6,062.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422701

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422701	$9,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422701. Member loan 422701 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,917 / month
Current employer:	FBI	Debt-to-income ratio:	22.61%
Length of employment:	19 years 10 months	Location:	Bowie, MD

Home town:	Bowie
Current & past employers:	FBI
Education:	Anne Arundel Community, University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I am working hard to eliminate credit card debt. I am working hard on paying them off one at a time and would like to eliminate and payoff with a lower rate if possible.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$75,723.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422730

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422730	$6,400	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422730. Member loan 422730 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Exxon Mobil Corporation	Debt-to-income ratio:	16.44%
Length of employment:	2 years 6 months	Location:	Houston, TX

Home town:	Houston
Current & past employers:	Exxon Mobil Corporation
Education:	Southern Methodist University, Texas A&M University

This borrower member posted the following loan description, which has not been verified:

I have had credit history since I started college in the year 2000. In that 9 years of credit history, I have no late charges on any of my accounts. I am looking to consolidate dept on revolving credit accounts with higher interest rates (of which I currently pay higher than the minimum payment every month) I put more towards dept and pay on time than the payment that would be required to pay off this loan. Thank you.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,001.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 422740

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422740	$17,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422740. Member loan 422740 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,606 / month
Current employer:	University of Philadelphia	Debt-to-income ratio:	13.03%
Length of employment:	4 years 4 months	Location:	Philadelphia, PA

Home town:	Salem
Current & past employers:	University of Philadelphia, University of North Carolina at Chapel Hill
Education:	University of Richmond, University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

After a painful separation from my husband in 2005 and subsequent divorce, my previously modest spending habits changed for the worse for a couple of years. I am now back in a stable life situation and very much want to get my financial situation under control. I'm paying mainly interest on three credit cards and it's prohibiting me from saving much money at all, though I am managing to put a small amount into a savings account and my Roth IRA each month. With a personal loan I'll pay off the credit cards and cancel all except for one which has a maximum limit of $4,000 and a low APR and which will be used only for emergencies. I have a good, stable job with the University of Pennsylvania and even got a modest raise this year (significant, considering the shape of the economy). I've cut my spending in recent months by sharing an apartment - reducing my rent and the amount I spend on utilities. I have a budget that I'm sticking to for groceries and other household needs. I invest fully in my employee's matched retirement plan and take advantage of the pre-tax healthcare expense account. A personal loan would enable me to put money aside for my future, a house, a wedding, children, eventual retirement - all of these things seem impossible if I can't responsibly get rid of the debt I have accumulated. Thank you so much for your time, Heather Simmons

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,088.00	Public Records On File:	0
Revolving Line Utilization:	73.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422749

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422749	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422749. Member loan 422749 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,500 / month
Current employer:	ebay	Debt-to-income ratio:	11.68%
Length of employment:	4 years 2 months	Location:	Cypress, TX

Home town:	Raleigh
Current & past employers:	ebay, Doctor Assisstant, Home Day Care
Education:	UNC

This borrower member posted the following loan description, which has not been verified:

I need to pay down capital one and some other high interest credit cards. I have excellent credit and plan on paying this back within 10 months.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1980	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	23
Revolving Credit Balance:	$42,103.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422759	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422759. Member loan 422759 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	AT and T	Debt-to-income ratio:	3.33%
Length of employment:	15 years	Location:	DENVER, CO

Home town:	Lansing
Current & past employers:	AT and T
Education:	University of Colorado at Denver and Health Sciences Center

This borrower member posted the following loan description, which has not been verified:

I would like to payoff my credit card debt with a fixed and low interest rate in a short time frame. The terms The Lending Club offered via LendingTree fit my needs very well.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422771

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422771	$5,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422771. Member loan 422771 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,240 / month
Current employer:	California Deparment of Corrections	Debt-to-income ratio:	24.75%
Length of employment:	2 months	Location:	Stockton, CA

Home town:	Stockton
Current & past employers:	California Deparment of Corrections, Wells Fargo, Mary Magdalene Community Services
Education:	Florida Agricultural and Mechanical University, San Joaquin Delta College

This borrower member posted the following loan description, which has not been verified:

I am a recent graduate. My credit rating is good. I make all my payments on time and I am not past due on no accounts. However, I am looking to consolidate my debt in order to have one payment and to be able to better gauge my budgeting and the outlook of my future. Getting out of debt within the next 5 years is my goal. I think witht he right product I will be albe to accomplish that and start living a more healthier financial lifestyle. Over these past couple of days I have attempted to apply for various loans, but have been denied due to the high balances I carry. But like I said, I meet all my obligations and my credit rating is good. I would appreciate any help I can get. I am looking for a loan preferably within the 5-12% APR range. The term I am looking for is 3-5 years. I thank the lenders for considering me as a candidate for a loan.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,058.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 422826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422826	$25,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422826. Member loan 422826 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	ATRISOL Advisors Inc.	Debt-to-income ratio:	9.30%
Length of employment:	5 years 6 months	Location:	Pleasanton, CA

Home town:	Santa Barbara
Current & past employers:	ATRISOL Advisors Inc.
Education:	Fresno Pacific University

This borrower member posted the following loan description, which has not been verified:

I am a tax professional in need of a loan to consolidate debt. 100% of the funds will be used to close credit cards. Most of the debt is business related as the funds were used to acquire clients. I am a good candidate for a loan because my company is merging with more stablished CPA firm which means more income and less overhead for me. Thank you

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$120,506.00	Public Records On File:	0
Revolving Line Utilization:	91.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422839	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422839. Member loan 422839 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Brinson Benefits	Debt-to-income ratio:	14.17%
Length of employment:	1 year 3 months	Location:	Mesquite, TX

Home town:	Mesquite
Current & past employers:	Brinson Benefits, Strategic Employee Benefit Services
Education:	Amberton University

This borrower member posted the following loan description, which has not been verified:

I have 3 credit cards which were all 0% APR that are now moving out of the introductory APR period. I have used them for medical bills but since cancelled all 3. So they are not in use. I would like to consolidate these three credit cards to alleviate the stress of mulitple bills and different levels of accruing interest. I currently pay approximately $750 a month towards these debts and would also like to lower my total monthly paypment to debt so that I may put money toward other investments.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	43
Revolving Credit Balance:	$9,058.00	Public Records On File:	0
Revolving Line Utilization:	44.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 422847

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422847	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422847. Member loan 422847 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,583 / month
Current employer:	Whole Foods Market	Debt-to-income ratio:	19.76%
Length of employment:	7 months	Location:	Vashon, WA

Home town:	Jersey City
Current & past employers:	Whole Foods Market, Target, US Army
Education:	United States Military Academy (USMA)

This borrower member posted the following loan description, which has not been verified:

Been recently promoted to an annual salary of $103,000 with quarterly bonuses. Would like to consolidate my debt and get rid of it once and for all.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	68
Revolving Credit Balance:	$22,512.00	Public Records On File:	0
Revolving Line Utilization:	65.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422872	$4,200	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422872. Member loan 422872 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Railroad Commission of Texas	Debt-to-income ratio:	14.35%
Length of employment:	2 months	Location:	PFLUGERVILLE, TX

Home town:	Houston
Current & past employers:	Railroad Commission of Texas, Southside Market & BBQ, Inc.
Education:	Texas State University-San Marcos, Oklahoma State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

We are looking for a small personal loan to help offset some of our wedding expenditures for our January 9, 2010 wedding and reception

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	51
Revolving Credit Balance:	$4,263.00	Public Records On File:	0
Revolving Line Utilization:	28.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422911

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422911	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422911. Member loan 422911 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,000 / month
Current employer:	self employed	Debt-to-income ratio:	20.73%
Length of employment:	1 year	Location:	Pinedale, WY

Home town:	Worland
Current & past employers:	self employed, Utah State University
Education:	University of Wyoming

This borrower member posted the following loan description, which has not been verified:

Attempting to secure a loan for a class 8 truck for use around small ranch

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	11
Revolving Credit Balance:	$4,993.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 422979

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422979	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422979. Member loan 422979 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Frito Lay	Debt-to-income ratio:	17.46%
Length of employment:	2 months	Location:	SAINT PAUL, MN

Home town:	Mckeesport
Current & past employers:	Frito Lay, Kellogg Co., Merrill Lynch
Education:	Belmont Abbey College, Aurora University

This borrower member posted the following loan description, which has not been verified:

Hello, I am very much trying to secure a loan for the consolidation of some small debts, to pay for my wedding, and to build my credit so we can eventually buy our first house. I chose Lending Club because Lending Tree referred this company, and both are names that I trust. I am 26 years old, I am very responsible and always make my payments on time. I have worked hard to build my credit. I have a steady job with a very well known company (FritoLay-PepsiCo). I just started this position about 2 months ago as I moved to Minneapolis from Chicago, IL. In Chicago I was working for Kellogg Co. for over 2 years, and I also hold 2 years at Merrill Lynch (the division closed so I had to find another job). I am in Finance and am working toward finishing my MBA. I truely need this loan because as it stands, I won't be able to have a wedding. It's not going to be ultra expensive, but weddings these days are expensive in and of itself. This loan would also give me a fresh start as well as build my credit. I have never taken out a loan, but feel as though this would be a great foundation to build upon in my new married life. Please take this application into consideration.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	41
Revolving Credit Balance:	$8,467.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423044	$14,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423044. Member loan 423044 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Baylor Medical Center at Garland	Debt-to-income ratio:	7.67%
Length of employment:	2 months	Location:	Dallas, TX

Home town:	Garland
Current & past employers:	Baylor Medical Center at Garland
Education:	Baylor Radiologic Allied Health School, Brookhaven College, Richland Community College

This borrower member posted the following loan description, which has not been verified:

If I am approved for a loan I would use the money to pay off the debt that I have acquired while in school. I have finally finished school and am currently working at the same hospital that I have been working at for the past 12 years. I have already paid off my car and am renting an apartment and would really like to buy a house. I recently got engaged and we would like to start over with a clean slate.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	40
Revolving Credit Balance:	$7,106.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423064	$11,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423064. Member loan 423064 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Solutions Logistics	Debt-to-income ratio:	14.97%
Length of employment:	1 year 8 months	Location:	Columbia, SC

Home town:	Green Bay
Current & past employers:	Solutions Logistics, Barnes & Noble, Packerland Mortgage
Education:	University of Wisconsin-Green Bay

This borrower member posted the following loan description, which has not been verified:

I will be rolling my high interest credit cards into this lower interest loan. My credit card balances went up when my fiance lost his job. I got a second job to cover things, but was unable to keep up with expenses without the credit cards. He's since gotten a job, we've put the cards in the freezer, and I've kept the second job to pay down debt. The credit card companies keep raising my rates, however, and I need a solid way to pay them off. I'll also be using $4200 to buy a used vehicle, as mine has 130k miles, and I was told it won't last much longer. I have 5 1/2 years of credit history with no late payments. I currently pay 400-450 toward my credit cards each month. This loan would be that same amount, so I already know it fits my budget.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,900.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423075	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423075. Member loan 423075 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	State of California	Debt-to-income ratio:	9.97%
Length of employment:	4 years 10 months	Location:	Sacramento, CA

Home town:
Current & past employers:	State of California
Education:

This borrower member posted the following loan description, which has not been verified:

I am full time employee with the state of California and my job is secured. I have loans due to my education and other and would like to consolidate for a better rate. I have an awesome credit history and will pay prompt and above the monthly allocated amount. I am a honest person and need assistance now to pay off my loans in another 18 months. Thanks. Michael S.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	41
Revolving Credit Balance:	$78,250.00	Public Records On File:	0
Revolving Line Utilization:	54.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423092

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423092	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423092. Member loan 423092 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	Hewitt Associates	Debt-to-income ratio:	12.00%
Length of employment:	19 years 6 months	Location:	Medina, OH

Home town:
Current & past employers:	Hewitt Associates
Education:

This borrower member posted the following loan description, which has not been verified:

We're using this loan to complete the building of a 1,000 square foot studio on our property that will be used as a home office. It includes a full bath and kitchenette, and enhances the value of our home and property.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	27
Revolving Credit Balance:	$270,199.00	Public Records On File:	0
Revolving Line Utilization:	27.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 423106

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423106	$16,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423106. Member loan 423106 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	EdTek Services, Inc.	Debt-to-income ratio:	6.55%
Length of employment:	1 year 1 month	Location:	Weymouth, MA

Home town:	Brooklyn
Current & past employers:	EdTek Services, Inc.
Education:	Franklin Pierce College

This borrower member posted the following loan description, which has not been verified:

Hello there, I am looking to restructure some personal credit card debt at a decent rate. I have a good job, good credit and a house with a good fixed rate mortgage that is not in danger of being foreclosed on (in a neighborhood that has retained it's value pretty darn well). Unfortunately I do not have enough equity to use that device to restructure my personal credit card debt so here I am. Citimortgage and Bank of America are not particularly helpful. Perhaps lending club is the way to go! Thanks for listenting/reading & good luck out there. Best regards, Dominick

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	66
Revolving Credit Balance:	$14,673.00	Public Records On File:	0
Revolving Line Utilization:	43.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 423109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423109	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423109. Member loan 423109 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	University of Dundee	Debt-to-income ratio:	20.92%
Length of employment:	1 year 11 months	Location:	Neptune Beach, FL

Home town:	Chicago
Current & past employers:	University of Dundee, Florida State University, University of Florida
Education:	Florida State University, University of Florida

This borrower member posted the following loan description, which has not been verified:

We are getting a low interest loan to pay for the wedding instead of applying for high interest credit cards.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,523.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423169

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423169	$4,100	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423169. Member loan 423169 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Ashtabula County Commissioners	Debt-to-income ratio:	12.35%
Length of employment:	1 year 3 months	Location:	Jefferson, OH

Home town:
Current & past employers:	Ashtabula County Commissioners
Education:	Edinboro University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

Hello, My name is Jake Brand. I am employed through my county Recycling and Community Services Office. My yearly salary is 35,000 gross and my credit score is in the low 700's. In 2008 I graduated from a university in northwest Pennsylvania. I am looking to consolidate some old medical bills and college expenses. I have never missed a payment in my life, own my own car and am very trustworthy. I would like a 2 year personal loan with no early payoff penalty. Any other questions please feel free to ask.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,275.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 423173

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423173	$20,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423173. Member loan 423173 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$14,583 / month
Current employer:	Fusion Wines & Spirits	Debt-to-income ratio:	16.53%
Length of employment:	2 months	Location:	Fanwood, NJ

Home town:	Biloxi
Current & past employers:	Fusion Wines & Spirits, Argo Turboserve Corporation, LVI Environmental Services
Education:	Monmouth College, The College of New Jersey

This borrower member posted the following loan description, which has not been verified:

I have bought a liquor store that I am converting it into a wine store. I am looking for a loan to remodel the store. The store is located next to an upscale grocery store that does not have a liquor license. The current clientele of the grocery store does not shop at the liquor store due to lack of quality wines and the environment. I am fixing the wines by bringing in unique and quality wines for a very reasonable price and now need to fix the store.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$157,772.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 423190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423190	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423190. Member loan 423190 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	La Frontera Center	Debt-to-income ratio:	4.17%
Length of employment:	4 years 10 months	Location:	Tucson, AZ

Home town:	England
Current & past employers:	La Frontera Center
Education:	University of Arizona, Arizona State University

This borrower member posted the following loan description, which has not been verified:

I'm in the process of buying a 1980 double wide (1500+ sq ft) mobile home in a park. Seller willing to carry 1/3 - 1/2 of asking price ($31K), but would prefer cash. I am able to pay $18K from my own funds, need to borrow $10K, so I can negotiate cash purchase for $28K total. My credit score is good, willing to use the mobile home as collateral if lender wants to do so.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	24
Revolving Credit Balance:	$7,730.00	Public Records On File:	0
Revolving Line Utilization:	21.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423192	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423192. Member loan 423192 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	Hamilton County	Debt-to-income ratio:	22.65%
Length of employment:	4 years 10 months	Location:	Ludlow, KY

Home town:	Cincinnati
Current & past employers:	Hamilton County
Education:	University of Cincinnati-Main Campus, Thomas More College

This borrower member posted the following loan description, which has not been verified:

We have been paying down all revolving debt and would like to eliminate our credit card balances as soon as possible. I have been been employed without break with the same employer for the last 22 years. I have a masters degree and own my own home.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1980	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	14
Revolving Credit Balance:	$14,943.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423195	$3,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423195. Member loan 423195 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,472 / month
Current employer:	Self	Debt-to-income ratio:	13.91%
Length of employment:	1 year 1 month	Location:	Brooklyn, NY

Home town:	Marstons Mills
Current & past employers:	Self, Kaplan Test Prep and Admissions
Education:	McGill University, New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

I was working on a tech startup until the funding got pulled a few months ago. After that, I decided to focus on organizing a conference. While this wasn't a money maker, it was very successful and my reputation and contacts have increased significantly. I am now working as an independent contractor, pursuing sales leads for a foreign tech company. During this transitional period, I depleted a significant portion of my remaining cash reserves. I now have a month's worth of bills and two sales trips to pay for. I have built up great credit over the years by reliably paying back my student loans, and I'm not ready to break that streak now. This loan will help me to make a successful transition to a new career, with my credit intact.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423311	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423311. Member loan 423311 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Classic Elite Yarns	Debt-to-income ratio:	1.99%
Length of employment:	4 years 6 months	Location:	Reading, MA

Home town:	Dracut
Current & past employers:	Classic Elite Yarns, CVS Pharmacy
Education:	Massachusetts College of Art

This borrower member posted the following loan description, which has not been verified:

I am hoping to purchase this house-to-go: http://www.lodge-on-wheels.com/ This house-on-the-go is intended to fill the role of an RV. According to the originator, this unit is "built better than most RV's. They fully expect these houses to be around 50 years from now, looking better than ever." The unit includes a dual-braking sustem, that fully integrates with the truck's braking system. Safety is the prime concern. I have excellent credit, with a score around 770. I have a secure full time job, making around $35,000 each year and have an excellent record of paying bills on time. I just recently finished paying off a $26,000 vehicle loan a year prior to the end of the loan period. I know I would be an excellent candidate for receiving a loan such as this. Thank you very much for your time and consideration. I very much look forward to working with you. Kristen :)

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,234.00	Public Records On File:	0
Revolving Line Utilization:	11.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 423315

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423315	$7,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423315. Member loan 423315 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,333 / month
Current employer:	Chrysler Group LLC	Debt-to-income ratio:	0.92%
Length of employment:	18 years 5 months	Location:	KINGMAN, AZ

Home town:	Detroit
Current & past employers:	Chrysler Group LLC, Siemens Automotice, Holset Engineering
Education:	Oakland University, Walsh College of Accountancy and Business Administration

This borrower member posted the following loan description, which has not been verified:

I would like to use the loan amount to purchase a used motorcycle that has already depreciated in value. Since most of my investments are at an all time low, I do not want to cash out of any of them at this time. Instead, I would like to borrow at a reasonable rate to purchase the motorcycle.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1984	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,914.00	Public Records On File:	0
Revolving Line Utilization:	6.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423316

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423316	$9,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423316. Member loan 423316 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,750 / month
Current employer:	Kforce	Debt-to-income ratio:	11.67%
Length of employment:	10 years 5 months	Location:	Leesburg, VA

Home town:	Washington
Current & past employers:	Kforce
Education:	Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

I make 200K+ year (I can provide W2's if requested) and have been employed by the same company for over 10 years. I recently relocated from Philadelphia to Washington DC. I need a short term loan to cover the mortgage payment on the house I own in Philadelphia until I can secure a tenant. This loan will provide me several months of mortgage payments while I work to identify the tenant. I own a home in NOVA where I currently live ... and I have never missed a mortgage payment on either home. My credit score is 635 - 650 depending on the agency reporting. I am hoping for a loan term of 30 months.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	59
Revolving Credit Balance:	$22,353.00	Public Records On File:	1
Revolving Line Utilization:	99.30%	Months Since Last Record:	73
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423321

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423321	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423321. Member loan 423321 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Jonathan Strauss	Debt-to-income ratio:	0.66%
Length of employment:	12 years	Location:	Lynnfield, MA

Home town:
Current & past employers:	Jonathan Strauss
Education:

This borrower member posted the following loan description, which has not been verified:

I work, sleep, and repeat 6 Days a week. I'm the Third generation of a family owned business, but I'm family so I get paid a very meager salary. When I buy a product I look towards the long term value, I've had the same bed all my life, I've outgrown it. My choice is a Hastens. 1. The Warranty 2. The heat/moisture wicking effect of the horsehair fill 3. Hand Craftsmanship 4. Built to last, modern mattresses tend to use a foam that degrades very quickly In my parents case less than a year, that creates a sag, warranty was not honored. Hastens are known to last over 50 years.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$565.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423349

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423349	$12,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423349. Member loan 423349 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Self employed	Debt-to-income ratio:	6.33%
Length of employment:	4 years 6 months	Location:	San Bruno, CA

Home town:	Dudley
Current & past employers:	Self employed, Wells Fargo
Education:	Dudley College

This borrower member posted the following loan description, which has not been verified:

I ran my own company for 6 years and sold it in 2006. I am now looking to purchase a small yet profitable company and build and grow this business to the point of selling.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$157.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423366	$3,400	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423366. Member loan 423366 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	AGC Automotive	Debt-to-income ratio:	7.35%
Length of employment:	4 months	Location:	LINCOLN PARK, MI

Home town:	Michigan
Current & past employers:	AGC Automotive, Denso
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

Hello Everyone, First let me give you a short an introduction about myself. Currently, I hold an Electrical Engineering degree from University of Michigan and my nature of work is in electromagnetic & communication field. I have some experience with some different software applications. Also, I have some experience on the business and dealings with customers directly. I????????m planning on starting an online business. A part of this loan will help me buy some inventory products that can be ready for the customers when they order. The rest of the loan I plan to use it for advertizing and other matters that might come through the new business problem. Also, I don????????t plant to pay this loan sooner than three years. If any Ohio State guys here???????.I accept your money too???????.. ?????? Thank you everyone and please contact me for more information.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,596.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423436

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423436	$15,600	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423436. Member loan 423436 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Command Alkon, Inc.	Debt-to-income ratio:	18.66%
Length of employment:	3 years 6 months	Location:	Birmingham, AL

Home town:	Champaign
Current & past employers:	Command Alkon, Inc.
Education:	The University of Alabama at Birmingham

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate all of my debt into one central account with a lower interest rate in order to more effectively manage my monthly budget. I am a very reliable person, always pay my bills on time and am very careful about being responsible with my credit obligations.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	39
Revolving Credit Balance:	$13,514.00	Public Records On File:	0
Revolving Line Utilization:	92.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 423468

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423468	$6,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423468. Member loan 423468 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	Anderson Appraisal	Debt-to-income ratio:	20.25%
Length of employment:	1 year 3 months	Location:	La Mesa, CA

Home town:
Current & past employers:	Anderson Appraisal
Education:

This borrower member posted the following loan description, which has not been verified:

My name is Ashley and I am having a small wedding in January 2010. My mom and I are making most of the stuff for the wedding and are trying to keep the cost of the wedding low. My fiance and I have saved for the honeymoon; however, we need a little extra funds for the wedding. I am a mother of a 2 year old son, and I work full time at an appraisal company. Once my son is old enough to start school, my goal is to become a nurse. The $6000 loan would really help me out with having the wedding of my dreams. Thank you for your consideration. Best regards, Ashley Cline

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,314.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423498	$1,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423498. Member loan 423498 was requested on July 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Reliance Fire Protection	Debt-to-income ratio:	2.98%
Length of employment:	3 years 1 month	Location:	Ellicott City, MD

Home town:	Ellicott City
Current & past employers:	Reliance Fire Protection
Education:	CCBC

This borrower member posted the following loan description, which has not been verified:

loan is for consolidation of debt

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,375.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423525

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423525	$9,200	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423525. Member loan 423525 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Intralearn Software Corporation	Debt-to-income ratio:	12.98%
Length of employment:	5 years 7 months	Location:	Mapleville, RI

Home town:	Providence
Current & past employers:	Intralearn Software Corporation, RI Refrigeration Supply
Education:	Bryant University, Clark University

This borrower member posted the following loan description, which has not been verified:

Thank you for your consideration. I am requesting this loan to consolidate my credit cards that were used mostly for a remodeling project of a camp house that I own. I believe that this loan will simplify the managing of my monthly requirements. I have a secure job as a asp.net software developer and am confident that I would be a sound investment. Besides my personal intregrity will not allow me to default on a loan.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	62
Revolving Credit Balance:	$16,651.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423543

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423543	$12,250	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423543. Member loan 423543 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,208 / month
Current employer:	Booz Allen Hamilton	Debt-to-income ratio:	9.38%
Length of employment:	1 year 2 months	Location:	Arlington, VA

Home town:	Virginia Beach
Current & past employers:	Booz Allen Hamilton
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

used available personal credit to self-finance upcoming short sale on residence that plummeted in value; need loan to get out of the remaining debt. My credit is very good but would be even better without this one-time circumstance. hoping someone rewards my taking responsibility for my own mortgage and helps me to rebuild my life; I did everything I could to do the right thing by avoiding foreclosure and shorting the mortgage company, and believe this adds to my appeal as a good credit risk. If I didn't do it to them while everyone else was doing it, I won't do it to you.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,833.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423544

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423544	$11,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423544. Member loan 423544 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	ABM Industries	Debt-to-income ratio:	9.32%
Length of employment:	5 years 5 months	Location:	concord, CA

Home town:	Burlingame
Current & past employers:	ABM Industries
Education:	CSU Hayward

This borrower member posted the following loan description, which has not been verified:

Would like to Consolidate 3 credit cards and 1 motorcycle loan into one bulk payment. That would make this one loan my only loan and free up extra money for savings for my first home purchase.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,827.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423555

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423555	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423555. Member loan 423555 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,167 / month
Current employer:	Waste Management	Debt-to-income ratio:	19.14%
Length of employment:	2 years 1 month	Location:	HOUSTON, TX

Home town:	Houston
Current & past employers:	Waste Management
Education:	Texas Southern University

This borrower member posted the following loan description, which has not been verified:

To whom it may concern: I am writing to express my need for a small loan. I am currently seeking a loan in order to pay off the largest account listed on my credit report. This account is my HSBC KAWASAKI credit card. I have discussed selling the motorcycle on this account to Team Mancuso Sports for the valued price. In order to get the title cleared and given to Mancuso I must have the rest of the pay off money in hand. When this account was opened, I was mislead to believe certain positive details that were definitely not true. This account ended up being very expensive and I have done my best to take full responsibility and pay this debt, but I am looking to reduce my debts and I am in serious need of your help. I feel as though I am a very responsible individual. As listed on my credit report, I have NEVER made a late payment on any of my debts and do not plan on ever doing so. I am very adamant about making sure my bills are paid and on time. When I saw the offer for this loan I knew without a doubt that this was an offer I could not pass up. This is definitely something that I can afford. I would greatly appreciate any assistance you can offer me for this serious matter. Thank you for your time. Angela Fernandez

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,876.00	Public Records On File:	0
Revolving Line Utilization:	77.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423556	$7,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423556. Member loan 423556 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	Civetta Cousins JV	Debt-to-income ratio:	24.59%
Length of employment:	3 years 8 months	Location:	Rochelle Park, NJ

Home town:
Current & past employers:	Civetta Cousins JV
Education:	Seton Hill University

This borrower member posted the following loan description, which has not been verified:

I have roughly $5000 in debt on one of my credit cards and they recently raised the rate sky high. I would like to use this loan to pay off the debt at a lower rate. I have 2 other credit cards. One with a balance of $0 and another with a balance of $3000. I also have one year left on a personal loan i took out last year and the monthly payment is $240. I was leasing a car but my lease was up last month so that eliminates a monthly payment. I was fortunate enough to be given a car for cheap. Other than that my only monthly bills are a $40 gym membership and $75 cell phone bill.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,082.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423560

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423560	$7,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423560. Member loan 423560 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	ESPEYS	Debt-to-income ratio:	16.00%
Length of employment:	10 years 3 months	Location:	GANSEVOORT, NY

Home town:
Current & past employers:	ESPEYS
Education:

This borrower member posted the following loan description, which has not been verified:

I WOULD LIKE TO GET OUT FROM UNDER 2 HIGH INTEREST CREDIT CARDS, WHO'S RATE CONTINUE TO GO UP EVEN THOUGH I HAVE GOOD GREDIT SCORES AND DONT MISS PAYMENTS, AND 1 PERSONAL LOAN FOR LAST CHRISTMAS WHO'S RATE I DID NOT RELIZE WAS ALMOST 30%. PAYING MORE IN INTREST EVERY MONTH ON THIS ONE LOAN THEN PRINCIPAL. I USE TO BELONG TO PROSPER AND HAD A LOAN THROUGH THEM THAT I PAID OFF AND WAS APPROVED FOR ANOTHER BEFORE THEY CLOSED LOANING PROGRAM.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	43
Revolving Credit Balance:	$5,020.00	Public Records On File:	0
Revolving Line Utilization:	32.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423633

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423633	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423633. Member loan 423633 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	ABCLEAN Inc.	Debt-to-income ratio:	12.02%
Length of employment:	5 years 6 months	Location:	HOUSTON, TX

Home town:
Current & past employers:	ABCLEAN Inc., PSC INDUSTRIAL SERVICES
Education:

This borrower member posted the following loan description, which has not been verified:

I took a 20,000 personal loan from bank of america as an investment in a personal business . I later found out that the interest type is recurring ( not fixed ). I need to secure another loan to pay off this debt . I look forward to a fixed interest loan at not greater than 15% . I am still pursuing my business interest . I equally have a good paying , reliable job . I will appreciate a good interst loan .Thanks

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,028.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 423644

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423644	$6,000	19.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423644. Member loan 423644 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	MILESTONE REALTY & ASSOCIATES	Debt-to-income ratio:	2.57%
Length of employment:	4 years 5 months	Location:	HILLSIDE, IL

Home town:	Newport News
Current & past employers:	MILESTONE REALTY & ASSOCIATES
Education:	Chicago State University

This borrower member posted the following loan description, which has not been verified:

My company is currently located in Illinois & Indiana. We specialize in listing/selling foreclosed properties for various lenders. Due to the recent increase in foreclosures, our company needs to hire more staff to handle the inventory of properties. As the real company, we are responsible for managing the preservation of the properties, listing/selling the properties. Our company trash-out the properties, maintain the lawn & complete repairs in order to market the properties. I need an immediate loan to hire more staff to handle the influx of the new inventory, and to purchase more office equipment, and to secure an office space in Indiana, because we are currently operating in a sales trailer for a developer.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,922.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423648

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423648	$6,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423648. Member loan 423648 was requested on July 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Video News Service	Debt-to-income ratio:	18.07%
Length of employment:	1 year	Location:	EL PASO, TX

Home town:	El Paso
Current & past employers:	Video News Service, KDBC-TV
Education:	El Paso Community College

This borrower member posted the following loan description, which has not been verified:

This loan is to help fund the beginning and the material needs for a video shoot contracted with the local housing authority.

A credit bureau reported the following information about this borrower member on July 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,040.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423658	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423658. Member loan 423658 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Kids II	Debt-to-income ratio:	1.07%
Length of employment:	3 years 7 months	Location:	ATLANTA, GA

Home town:	San Salvador
Current & past employers:	Kids II
Education:	Savannah College of Art and Design

This borrower member posted the following loan description, which has not been verified:

don't know what to put here.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,332.00	Public Records On File:	0
Revolving Line Utilization:	19.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423668

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423668	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423668. Member loan 423668 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Capital One	Debt-to-income ratio:	12.24%
Length of employment:	2 years 1 month	Location:	Tampa, FL

Home town:	Miami Beach
Current & past employers:	Capital One
Education:	University of Central Florida

This borrower member posted the following loan description, which has not been verified:

I am very responsible with my bills. I have always paid on time and will pay on time in the future. My credit score is a really important aspect of my life. I will use the personal loan to pay off some debt. It would be much easier having one monthly payment. Paying this loan won't be a problem since I've used and paid off a personal loan in the past.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,483.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423672

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423672	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423672. Member loan 423672 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	KPMG, LLP	Debt-to-income ratio:	10.41%
Length of employment:	4 years	Location:	Westfield, NJ

Home town:	Sommerville
Current & past employers:	KPMG, LLP, SunGard Data Systems
Education:	Roger Williams University, Rider University

This borrower member posted the following loan description, which has not been verified:

Good Evening, My Fiance and I are planning our dream wedding in Florida and would like to obtain a loan to help in the payment process. I have great credit and just need cash upfront to payoff the many wedding expenses that must be paid in full in advance of the wedding. I look forward to working with you and appreciate your consideration. Thank you, Cory F. DeBias

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,406.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 423681

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423681	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423681. Member loan 423681 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	lehman partners	Debt-to-income ratio:	14.58%
Length of employment:	3 years 2 months	Location:	Hialeah, FL

Home town:	Hiaelah
Current & past employers:	lehman partners
Education:

This borrower member posted the following loan description, which has not been verified:

I am getting my mouth fixed, teeth implants

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,375.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423684

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423684	$25,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423684. Member loan 423684 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,833 / month
Current employer:	Karapet Stambulyan	Debt-to-income ratio:	2.84%
Length of employment:	10 years 2 months	Location:	Van Nuys, CA

Home town:	Yerevan
Current & past employers:	Karapet Stambulyan, Self
Education:

This borrower member posted the following loan description, which has not been verified:

My business is a 10 year business called GNG Vinyl Fencing and I am looking for a business loan to help me with a job proposal I would appriciate all the help I can get. Thank you

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	50
Revolving Credit Balance:	$6,835.00	Public Records On File:	0
Revolving Line Utilization:	13.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423685

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423685	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423685. Member loan 423685 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Emeryville Marina	Debt-to-income ratio:	3.34%
Length of employment:	4 years 7 months	Location:	emeryville, CA

Home town:	Eureka
Current & past employers:	Emeryville Marina, marinas international
Education:

This borrower member posted the following loan description, which has not been verified:

hello, i'm the maintenance superviser at a major marina on the san Francisco bay. im looking at a 41'islander freeport sail boat to become a live aboard in the marina i have great credit but cant find a used sail boat loan or a personal loan .I pay my bills and am a upstanding person im 45 and healthy i will have no problem paying back the loan i will get free rent at the marina i work at so my expenses are very low...all i need is a chance . thank you for your time, Thomas Maloney

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1984	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,914.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423695

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423695	$25,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423695. Member loan 423695 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	The Law Office of Brian K. Ayson	Debt-to-income ratio:	19.30%
Length of employment:	5 years 6 months	Location:	Houston, TX

Home town:	Corpus Christi
Current & past employers:	The Law Office of Brian K. Ayson, White Shaver, PC, OGM Land, Kroger, Myers, Frisby & Hirsch
Education:	Texas Tech University, Texas Southern University

This borrower member posted the following loan description, which has not been verified:

I have recently left my firm to go out on my own and start my own solo law practice. While my overhead is relatively low (rent and advertising, primarily) I would like to have a line of credit to pay myself a modest salary and cover my expenses. Money will be coming in immediately, but I need to cover these expenses and have a set salary for the first few months to budget our personal finances. I am a sixth year attorney and my credit score is above average (683) . Thanks for your help!

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	67
Revolving Credit Balance:	$26,339.00	Public Records On File:	0
Revolving Line Utilization:	49.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 423778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423778	$4,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423778. Member loan 423778 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	NYC DOE	Debt-to-income ratio:	12.91%
Length of employment:	2 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	NYC DOE
Education:

This borrower member posted the following loan description, which has not been verified:

Seeking an unsecured personal loan. Will be paid in August.

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	8
Revolving Credit Balance:	$24,671.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423781	$20,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423781. Member loan 423781 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,166 / month
Current employer:	Comerica	Debt-to-income ratio:	13.10%
Length of employment:	1 year	Location:	PLANO, TX

Home town:	Hammond
Current & past employers:	Comerica, Financial Innovations LLC
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

Line of credti is desired

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	50
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423811

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423811	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423811. Member loan 423811 was requested on July 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Retired	Debt-to-income ratio:	19.27%
Length of employment:	n/a	Location:	Louisville, KY

Home town:	Spencer Co
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

Need car repairs and don't want to purchase a new car.

A credit bureau reported the following information about this borrower member on July 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$181,017.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423859

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423859	$6,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423859. Member loan 423859 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,389 / month
Current employer:	Department of Justice (DOJ)BOP	Debt-to-income ratio:	11.58%
Length of employment:	20 years 7 months	Location:	dublin, CA

Home town:	Redwood City
Current & past employers:	Department of Justice (DOJ)BOP, FCI Dublin Ca, Federal Bureau of Prisons, Federal Correctional Officer
Education:	California State University-Long Beach (CSULB), Saddleback College, Orange Coast College, Santa Ana College

This borrower member posted the following loan description, which has not been verified:

This money loan is to be used as a downpayment on a Starter Townhouse or condo as it is the first home I have ever bought in my life.I am a 50 year old single male who has worked for the federal government,Bureau Of Prisons,for twenty years and seven months as a Correctional Officer,supervising incarcerated federal felons,so they do not escape,kill or harm me,or kill or harm each other.I am a man of high moral character,who has been employee of the federal government for over 20 years working hard in a federal prison,I would love to have a piece of the "American Dream" of home ownership.I have a good credit rating,Own my Car outright,pay all of my bills on time,I will also be responsible to pay this loan back in full and on time.Please Help me attain a lifetime goal of home ownership.Thank You for allowing me to explain my situation.

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,518.00	Public Records On File:	0
Revolving Line Utilization:	98.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423936

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423936	$13,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423936. Member loan 423936 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Intrepid Control Systems	Debt-to-income ratio:	22.18%
Length of employment:	12 years 5 months	Location:	STERLING HEIGHTS, MI

Home town:	STERLING HEIGHTS
Current & past employers:	Intrepid Control Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to get rid of a High rate Credit card.

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,560.00	Public Records On File:	0
Revolving Line Utilization:	84.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 423950

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423950	$7,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423950. Member loan 423950 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Infinity Group LLC	Debt-to-income ratio:	0.00%
Length of employment:	4 years 6 months	Location:	Ashburn, VA

Home town:	Fairfax
Current & past employers:	Infinity Group LLC
Education:	George Mason University(Under graduate), Univeristy of Maryland - College Park(Graduate)

This borrower member posted the following loan description, which has not been verified:

We need a loan to help pay for a business plan and feasibility study on a resort real estate project. The projected is located in a fast growing economy and highly desirable area. The loan will be repaid once the project has been fully funded in 3-4 months(Oct-Nov 09). Investors have already been lined up just required experienced consultant to perform business plan and feasibility study.

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423983

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423983	$10,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423983. Member loan 423983 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,142 / month
Current employer:	NYU Langone Medical Center	Debt-to-income ratio:	6.30%
Length of employment:	2 years	Location:	Henryville, PA

Home town:	Linden
Current & past employers:	NYU Langone Medical Center, Prudential Financial
Education:	Morgan State University

This borrower member posted the following loan description, which has not been verified:

Credit card debt consolidation

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,307.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423999

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423999	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423999. Member loan 423999 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,000 / month
Current employer:	usmc	Debt-to-income ratio:	18.90%
Length of employment:	3 years 8 months	Location:	fresno, CA

Home town:	San Jose
Current & past employers:	usmc
Education:	American Intercontinental University Online

This borrower member posted the following loan description, which has not been verified:

Navy Federal Credit Union only approve me for 20,025 dollars for my car and I need 6 grand. I don't want to give up my car. I'm in the military I am guaranteed pay on the 1 and the 15. I've been in 3 yrs and 8months. I have good credit. I have high inquiry but I've have never been late on my bills. I live in government headquarter so I don't have to pay rent or utilities. My basic pay is 2025.00 dollars every month. I'm an E-4 rank and not many banks are willing to work with me and i'm hoping you will work with me to make this happen. This is all spending money for me. I've look hard for this car that I'm about to purchase.

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,997.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 424023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424023	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424023. Member loan 424023 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Sause Brothers ocean towing	Debt-to-income ratio:	14.03%
Length of employment:	2 years 6 months	Location:	san diego, CA

Home town:	beverly
Current & past employers:	Sause Brothers ocean towing, Crounse Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I just bought a home in Jan. and was able to use a VA loan to acquire the loan and financing, I just want to get out from under this credit card debt. I have already curbed my spending and pay the bills on time but I am not making progress. I make enough money to pay this amt, back in the three years that was stated in the info i have on your organization. I appreciate your consideration . Sincerely, Victor S. Hupp

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,504.00	Public Records On File:	0
Revolving Line Utilization:	81.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424061

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424061	$13,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424061. Member loan 424061 was requested on July 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Memorial Medical Center	Debt-to-income ratio:	15.30%
Length of employment:	3 years 10 months	Location:	Springfield, IL

Home town:	Edwardsville
Current & past employers:	Memorial Medical Center, Vono Pharmacy, K-Mart Pharmacy, CVS Pharmacy
Education:	McKendree College

This borrower member posted the following loan description, which has not been verified:

I think that my credit report will speak for itself. I am very responsible about making my payments on time & usually try to pay a little extra every time. I am just looking for better rates so that I can get my loans payed off quicker. Thank you in advance for your help!

A credit bureau reported the following information about this borrower member on July 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$83,995.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424069

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424069	$3,250	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424069. Member loan 424069 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,833 / month
Current employer:	Lorig Construction	Debt-to-income ratio:	10.49%
Length of employment:	3 years	Location:	Chicago, IL

Home town:	Harvey
Current & past employers:	Lorig Construction, Fred Teitelbaum Construction
Education:	DePaul University

This borrower member posted the following loan description, which has not been verified:

My son is going to study abroad in Australia this upcoming year and I want to pay for his tuition and living expenses.

A credit bureau reported the following information about this borrower member on July 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	40	Months Since Last Delinquency:	4
Revolving Credit Balance:	$37,210.00	Public Records On File:	0
Revolving Line Utilization:	4.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 424082

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424082	$5,600	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424082. Member loan 424082 was requested on July 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,779 / month
Current employer:	Infinity International Solutions	Debt-to-income ratio:	1.83%
Length of employment:	3 years	Location:	Miami, FL

Home town:	La Habana
Current & past employers:	Infinity International Solutions, CODEPA LTD
Education:	University of Habana

This borrower member posted the following loan description, which has not been verified:

I need this loan for Oral Surgery, crowns, implants, root canals ... I am very responsible and pay my bills always on time.

A credit bureau reported the following information about this borrower member on July 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,241.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424124

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424124	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424124. Member loan 424124 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	CRWRC	Debt-to-income ratio:	5.46%
Length of employment:	7 years 7 months	Location:	GRAND RAPIDS, MI

Home town:	Grand Rapids
Current & past employers:	CRWRC, Fifth Third Bancorp (f/k/a Old Kent Mortgage Company), Mid-America Leadership Foundation
Education:	Calvin College, Western Michigan University

This borrower member posted the following loan description, which has not been verified:

Thank you for considering our loan request. We would prefer a 60 month term. You have our contact information but here it is again, for your convenience. Home phone: 616-532-7753 Work phone: 616-224-0737 Email: plmusoke@comcast.net Have a great day!

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,911.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424125

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424125	$3,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424125. Member loan 424125 was requested on July 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Safeway Inc.	Debt-to-income ratio:	19.75%
Length of employment:	28 years 6 months	Location:	san jose, CA

Home town:
Current & past employers:	Safeway Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Have worked at same job for 28 years. Not a flight risk. Need help with mortgage payment to keep roof over head.

A credit bureau reported the following information about this borrower member on July 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	78
Revolving Credit Balance:	$17,015.00	Public Records On File:	0
Revolving Line Utilization:	53.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424175	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424175. Member loan 424175 was requested on July 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,983 / month
Current employer:	AT&T	Debt-to-income ratio:	17.30%
Length of employment:	5 years 1 month	Location:	Fort Worth, TX

Home town:	Monahans
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

I will use the funds from this loan to pay off several credit cards and other unsecured lines of credit, most of which was inherited from a lopsided divorce judgment. Without a consolidation loan, I will soon be unable to keep up with the ever-increasing (thanks to the atrocious interest rates that my ex-wife accepted) minimum payments of these debts. I am a responsible borrower, with a very good credit record. I have worked for the same employer, in a position of responsibility, for over 5 years. I have all recurring payments set to auto-pay from my bank account every month, a week before they're due. I paid off my most recent auto loan a full year in advance. I pay my debts.

A credit bureau reported the following information about this borrower member on July 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,043.00	Public Records On File:	0
Revolving Line Utilization:	70.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424198

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424198	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424198. Member loan 424198 was requested on July 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,917 / month
Current employer:	G and R Valley Mechanical	Debt-to-income ratio:	13.10%
Length of employment:	7 years 6 months	Location:	UNIONVILLE, CT

Home town:	Hartford
Current & past employers:	G and R Valley Mechanical, Culligan, Stop and Shop Supermarkets, United States Marine Corps
Education:	Manchester Community College, A.I. Prince Technical School

This borrower member posted the following loan description, which has not been verified:

I would like to take this loan out for a down payment for a home that I currently have a deposit for. My landlord sold my apartment and now I am in a tough place for housing. I do not want that to happen ever again. I feel if I purchase a home, I control when I move, I don't like uncertainty, epecially about where I put my head down at night. Thank You

A credit bureau reported the following information about this borrower member on July 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	17
Revolving Credit Balance:	$1,236.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 424206

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424206	$1,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424206. Member loan 424206 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,617 / month
Current employer:	Christmas tree shops	Debt-to-income ratio:	23.09%
Length of employment:	1 year	Location:	PAWLING, NY

Home town:	pawling
Current & past employers:	Christmas tree shops, Toys R Us
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to Put all my small debts onto one to make paying one amount , also to have a little extra to go on vacation . I have a fair to good credit history and almost always pay my bills on time .

A credit bureau reported the following information about this borrower member on July 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,698.00	Public Records On File:	0
Revolving Line Utilization:	79.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 424261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424261	$20,000	18.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424261. Member loan 424261 was requested on July 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	NYc Transit	Debt-to-income ratio:	6.26%
Length of employment:	4 years 2 months	Location:	jamaica, NY

Home town:	New York
Current & past employers:	NYc Transit
Education:	CUNY York College

This borrower member posted the following loan description, which has not been verified:

This loan will be used for inventory purchases for new restaurant/bar.

A credit bureau reported the following information about this borrower member on July 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	20
Revolving Credit Balance:	$14,623.00	Public Records On File:	0
Revolving Line Utilization:	54.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424264	$7,200	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424264. Member loan 424264 was requested on July 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	palm beach county school board	Debt-to-income ratio:	18.98%
Length of employment:	1 year	Location:	royal palm beach, FL

Home town:	West Palm Beach
Current & past employers:	palm beach county school board
Education:	university of florida

This borrower member posted the following loan description, which has not been verified:

This loan is to pay off two credit cards $5,000 and $7,000

A credit bureau reported the following information about this borrower member on July 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	6
Revolving Credit Balance:	$5,125.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 424281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424281	$14,700	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424281. Member loan 424281 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,833 / month
Current employer:	cleveland plain dealer	Debt-to-income ratio:	4.71%
Length of employment:	2 years 7 months	Location:	strongsville, OH

Home town:	Detroit
Current & past employers:	cleveland plain dealer, Pace & Partners
Education:	Western Michigan University

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to acquire an established locksmith business in a densely developed neighborhood. This has been a neighborhood business since the 1960's. Included is the turn-key business that caters to local landlords and auto dealers and the mixed-use real estate that consists of a retail store front and a residential bungalow house. The requested loan amount is 10% of the business aquisition price. I have the same amount in reserves for emergency use.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	17
Revolving Credit Balance:	$3,629.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424291	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424291. Member loan 424291 was requested on July 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,053 / month
Current employer:	Automotive Finance Corporation	Debt-to-income ratio:	19.57%
Length of employment:	8 years 4 months	Location:	Chandler, AZ

Home town:	Indianapolis
Current & past employers:	Automotive Finance Corporation, Fifth Third Bancorp
Education:	University of Southern Indiana

This borrower member posted the following loan description, which has not been verified:

I have 3 credit cards and 1 personal loan each with small balances that I am looking to consolidate and get paid off in a more timely and responsible fashion. I would like to get 1 loan to pay all of these small debts off and get out of debt for good. I have a great credit score (last I checked it was close to 800) and have never missed a payment on any repayment plan, from department store cards, to major credit cards, to auto and personal loans, to a first and second mortgage. Being able to pay one lower monthly payment would not only make paying bills easier, it would allow me to pay down my debt substantially faster.

A credit bureau reported the following information about this borrower member on July 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,091.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424298

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424298	$18,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424298. Member loan 424298 was requested on July 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,500 / month
Current employer:	Tufts Medical Center	Debt-to-income ratio:	11.35%
Length of employment:	10 years 4 months	Location:	Danvers, MA

Home town:	Chatham
Current & past employers:	Tufts Medical Center, Queens Medical Center
Education:	St Clair County Community College

This borrower member posted the following loan description, which has not been verified:

I was lucky enough to find a new home in the price range I felt that I could afford. Negotiating a loan was difficult as my purchase is a town home with only 25% sold and all lenders wanted 20% down. I was able to negotiate a mortage for 10% down which came to 29400. I have paid 15000 already and am looking for the rest of the down payment. When I moved to Ma 10 years ago I never thought I would ever own property here, but I have found a great place. PS the mortage payment is less than the rent that I pay now. Thank-you

A credit bureau reported the following information about this borrower member on July 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,831.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424311	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424311. Member loan 424311 was requested on July 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	The Physician & Midwife Collaborative Practice	Debt-to-income ratio:	0.00%
Length of employment:	1 year 1 month	Location:	Alexandria, VA

Home town:	Houston
Current & past employers:	The Physician & Midwife Collaborative Practice, The Home Depot
Education:	Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase a used car from a friend who is about to purchase a new car. It is not some random private seller so I have peace of mind in their word on condition. In my mind the best new cars are used cars as new cars depreciate quite quickly. (within 6 years a car will have depreciated 60% of its value)

A credit bureau reported the following information about this borrower member on July 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	11
Revolving Credit Balance:	$4,924.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424334

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424334	$14,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424334. Member loan 424334 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	R.H. Donnelley	Debt-to-income ratio:	22.14%
Length of employment:	2 years 4 months	Location:	Overland Park, KS

Home town:	Neptune
Current & past employers:	R.H. Donnelley, First Horizon Home Loans
Education:	Missouri State University

This borrower member posted the following loan description, which has not been verified:

I am seeking $14,000 to consolidate and reduce my rate of interest on two credit card balances, currently at 17% and 29%. I am a 35-year-old professional with an excellent employment history and good credit (no 30-day delinquencies or collection activity). I would most likely qualify for another balance transfer credit card, but I want to eliminate my use of credit cards. I am looking for a 36-month loan at no more than 15% interest, as I would like to keep my payment in the range of $450/month. I am willing to provide full documentation of income and other monthly expenses and allow direct disbursement of loan funds to my credit card accounts. I would also agree to set the loan up on automatic ACH payments.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	40
Revolving Credit Balance:	$14,180.00	Public Records On File:	0
Revolving Line Utilization:	58.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424360

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424360	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424360. Member loan 424360 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	GPX Realty Partners	Debt-to-income ratio:	17.59%
Length of employment:	3 years 1 month	Location:	Philadelphia, PA

Home town:	Birmingham
Current & past employers:	GPX Realty Partners, Toll Brothers
Education:	University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate two credit cards at a lower rate.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,155.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424419	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424419. Member loan 424419 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,125 / month
Current employer:	Sales consults of laurel park inc	Debt-to-income ratio:	13.53%
Length of employment:	12 years 2 months	Location:	Novi, MI

Home town:
Current & past employers:	Sales consults of laurel park inc
Education:

This borrower member posted the following loan description, which has not been verified:

exec credit looking to update my kitchen. seeking an unsecured personal loan or line of credit. 777 credit score, home owner and long term job.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1979	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,965.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424471

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424471	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424471. Member loan 424471 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	AIReS	Debt-to-income ratio:	5.40%
Length of employment:	16 years	Location:	Danbury, CT

Home town:	Hermitage
Current & past employers:	AIReS
Education:	Penn State University

This borrower member posted the following loan description, which has not been verified:

I earn $250,000 per year, verifiable. Secure employment with ownership share. Been with my company 16 years. Need the loan to consolidate debt after recent divorce. Excellent payment history, FICO score is 660 due to credit cards, once I pay them off I will be in the 730-770 range according to Equifax and I am reliable and dependable to pay all debts. No negative accounts in the last 5 years.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	63
Revolving Credit Balance:	$11,356.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424513

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424513	$7,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424513. Member loan 424513 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,310 / month
Current employer:	ASCAP	Debt-to-income ratio:	13.68%
Length of employment:	1 year	Location:	huntington station, NY

Home town:
Current & past employers:	ASCAP
Education:	SUNY College at Oneonta, SUNY College at Cortland

This borrower member posted the following loan description, which has not been verified:

Need a loan to pay all my credit cards and pay one single monthly payment.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,635.00	Public Records On File:	0
Revolving Line Utilization:	60.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 424527

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424527	$25,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424527. Member loan 424527 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,862 / month
Current employer:	Weseman Team Inc DBA Springs Realty	Debt-to-income ratio:	5.50%
Length of employment:	6 years 3 months	Location:	Colorado Sprigs, CO

Home town:	Orange
Current & past employers:	Weseman Team Inc DBA Springs Realty, Lang Corporation
Education:	San Jose State University

This borrower member posted the following loan description, which has not been verified:

I have been a real estate investor and broker for over 6 years. I own my own real estate company and have handled over 300 transactions in my career, including REO's for banks and private individuals. Currently, my main focus is on purchasing distressed homes, upgrading their condition, and selling for a profit in the Colorado Springs and Pueblo areas. Money from the loan would be used for this purpose. Generally, I purchase notes and bank owned propertiesl. Typical timeframe is 60-90 days from start to sale. I have several contractors that I have been working with for years that handle the updating & upgrades. The Colorado Springs area is home to 5 military bases, the largest in the US being Fort Carson Army Base. The military is sending in new troops from now until 2013, which provides a great opportunity for newcomers to become homeowners. We are focusing heavily on this market by buying homes near the base and making sure that all properties will qualify for VA financing. Between now and September, 2009, there will be 3,500 troops arriving. By 2013, the total will be 25,900 soldiers. Even if only 25% of those troops buy homes, that is over 6,400 homeowners. Right now, I am working on 2 properties that will net me $35,000 each. I am careful to research each property before bidding on it to make sure that it will sell at the right price. I also access each home before buying it so there are minimal "suprises." Many of the homes sell before being put on the market or within 7 days of being listed. I have the experience and knowledge to turn the money quickly and efficiently. My 35 page business plan is available for you to see anytime. Please feel free to email or call me with questions.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$187,555.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 424534

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424534	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424534. Member loan 424534 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,050 / month
Current employer:	Pizzagalli Construction Co.	Debt-to-income ratio:	17.13%
Length of employment:	4 months	Location:	VIRGINIA BEACH, VA

Home town:	Manila
Current & past employers:	Pizzagalli Construction Co., Hurt and Proffitt INC
Education:	Tidewater Community College

This borrower member posted the following loan description, which has not been verified:

I purchased a vehicle and would like to sell it. I have a car loan out on it now but my friend wants to purchase the car. I want to use the money to pay off my existing car loan, pay it off, and deposit it directly to this loan. I have always had a good track history with credit. I have values instilled in me through the Marine Corps and my parents that drive me to do my best, including borrowed money. I will also use the loan to further fund my education.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,503.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424601	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424601. Member loan 424601 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,888 / month
Current employer:	TSI	Debt-to-income ratio:	6.23%
Length of employment:	5 years	Location:	BROOKLYN, NY

Home town:	251 E 29 st
Current & past employers:	TSI
Education:	CUNY Brooklyn College, CUNY John Jay College Criminal Justice

This borrower member posted the following loan description, which has not been verified:

I would like to finally pay off my debt with a lower intrest rate

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,461.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424617	$5,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424617. Member loan 424617 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,125 / month
Current employer:	CA Inc.	Debt-to-income ratio:	15.75%
Length of employment:	13 years 7 months	Location:	BALTIMORE, MD

Home town:	Baltimore
Current & past employers:	CA Inc., Nations Bank/Maryland National
Education:

This borrower member posted the following loan description, which has not been verified:

Wedding expenses - reception, photographer, band (DJ), etc. I have always paid my loans on time. Whatever amount is left will go towards repayment of the loan.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,267.00	Public Records On File:	0
Revolving Line Utilization:	67.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424625

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424625	$13,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424625. Member loan 424625 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,467 / month
Current employer:	The Vanguard Group	Debt-to-income ratio:	17.37%
Length of employment:	9 months	Location:	NEWARK, DE

Home town:	Newark
Current & past employers:	The Vanguard Group, Keystone Helicopter, The Shodor Foundation
Education:	Delaware Technical and Community College-Stanton-Wilmington

This borrower member posted the following loan description, which has not been verified:

I have two credit cards; one from Bank of America and one from Chase. One is at an APR of 18% and another at 30% I'm hoping to roll these into a single loan, make payments of approximately $1100 a month over the next 12 months. I'm hoping to make debt management easier and APRs lower. I've got a steady job making $40,000 a year, have no liabilities for housing or utilities, and have pretty good credit.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	30
Revolving Credit Balance:	$14,391.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424644

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424644	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424644. Member loan 424644 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Dr Wan	Debt-to-income ratio:	6.71%
Length of employment:	10 years	Location:	Brooklyn, NY

Home town:	Brooklyn
Current & past employers:	Dr Wan
Education:

This borrower member posted the following loan description, which has not been verified:

Hope you well I would like to apply for that amount and also i would like to find out if there is a pre-payment penalty if i can pay it off around 12 or so. I'm buying bedding items from a foreign company that is already sold to my buyer here in Florida. so the money will be in a cycle for about a year or so. And in the future i can request for more and you guys can help me more and more. We buying 20,000 worth of products and once it is in florida we collecting $15,000 cash right away COD and the other 5 will be within 2-3 weeks. but i'm planning to continue doing it for about a year or so then pay it off and hopefully come back and ask for more and so forth. Thank you so much for working with me and i do appreciate the opportunity.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	54
Revolving Credit Balance:	$16,826.00	Public Records On File:	0
Revolving Line Utilization:	81.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424653

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424653	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424653. Member loan 424653 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Holl Partners LLC	Debt-to-income ratio:	4.75%
Length of employment:	14 years	Location:	Camarillo, CA

Home town:	Bronnerlehe
Current & past employers:	Holl Partners LLC, Holl Technologies Company, Kreido Biofuels Inc., KinetiChem, Inc.
Education:	Technical University of Munich

This borrower member posted the following loan description, which has not been verified:

In business partnership with www.austinchemical.com , Holl Partners LLC has just started to produce and sell fine chemicals and active pharmaceutical ingredients (APIs) with its patented and proprietary, highly profitable, cost-lowering, innovative chemical process technology, the Holl Shear-Film Reaction Technology. Rather than accepting additional equity funding, the company wishes to accept loans to bridge the financing gap to the first payments expected from sales of chemicals and from BASF reactor lease payments expected in early August. The company's business concept: manufacturing of gram, kilogram and ton quantities of product are tendered to pharmaceutical chemicals contract manufacturers who will be temporarily equipped with mobile Holl reactor systems for completing a production run and then moved on to the next project. the Holl process may also be licensed to a limited number of carefully selected, competent companies. Two systems are now operational and licensed to www.BASF.com in Germany and one to the US Environmental Protection Agency labs in Cincinnati, OH. Holl reactor systems are not for sale to prevent unauthorized copying. The Business Potential: The Holl chemical reaction technology addresses a market potential of $490 billion in fine and specialty chemicals, pharmaceutical ingredients and generics. The company's unique and proprietary technology, tens of years of experience, depth and scope of knowledge and know-how is the basis for its competitive product pricing and selective partnering, process and reach-through licensing. The company is excellently positioned to profitably repatriate business opportunities which in the past were transferred by US companies to China and India.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1984	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,669.00	Public Records On File:	0
Revolving Line Utilization:	26.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424676

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424676	$7,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424676. Member loan 424676 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,113 / month
Current employer:	City of Seattle	Debt-to-income ratio:	24.54%
Length of employment:	5 years 1 month	Location:	Seattle, WA

Home town:
Current & past employers:	City of Seattle
Education:	Georgetown University, New York University (NYU) School of Law

This borrower member posted the following loan description, which has not been verified:

I've got a BOA credit card that just reset to 19.99%, and I'd like to pay it off with a fixed rate, fixed term loan. I'm a professional ethics advisor for a large organization. I've got a six-figure income, and I've never been delinquent on a loan in my life. I made the mistake about a year ago of paying down some balances with a card that had a year-long zero-percent teaser rate. I assumed I could talk down the rate when it reset, but I had no luck when I talked to BOA a while back. I don't want to get back on the teaser rate treadmill, but would like to cut my interest payments with a fixed-rate, fixed-term loan.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$72,544.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424737	$12,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424737. Member loan 424737 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Waltax Services	Debt-to-income ratio:	4.59%
Length of employment:	8 years 6 months	Location:	Ashland, MA

Home town:
Current & past employers:	Waltax Services, Smartech Computers
Education:

This borrower member posted the following loan description, which has not been verified:

Hi there, I'm looking to consolidate a couple of credit cards and use the remainder to purchase a newer pre-owned vehicle, I have good credit, never been late on any payments, I have approximately $6k in credit card debt, one of which has an APR of 23%, BOA decided to increase their rates before the new credit card law goes into effect. If any questions feel free to ask. Thanks!

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,784.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424744

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424744	$9,600	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424744. Member loan 424744 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	LSI	Debt-to-income ratio:	12.40%
Length of employment:	1 month	Location:	Oak Grove, KY

Home town:	Muncie
Current & past employers:	LSI, L-3 communications Iraq, U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

Hi my name is chris and I have a family of four moving from Fort Campbell Ky to Washington state because of a job i recently got. We are in need of a loan to cover deposit and our car transportation. I will be receiving $100 a day in per diem once I show up on my first day on the 13th of July. I have a letter of acceptance also if you need. I will be making 26 hr also. My cell phone number is 931-216-0764, email is llennon732001@yahoo.com.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	19
Revolving Credit Balance:	$407.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424774

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424774	$5,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424774. Member loan 424774 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Insight	Debt-to-income ratio:	14.28%
Length of employment:	2 years 3 months	Location:	Flushing, NY

Home town:	Manhattan
Current & past employers:	Insight, Macklowe Properties
Education:	CUNY Borough of Manhattan Community College

This borrower member posted the following loan description, which has not been verified:

I have been having trouble paing off one of my credit cards because of the high interest rate. My monthly payments dont even make a dent in the balance because of the rate. I have a full time job and go to school part time. I pay all my bills on time and pretty much in full every month, finance a vehicle and have a decent credit rating. At this point I no longer use credit cards and the only thing holding me back financially is this credit card bill that will not go away. Please contact me for more info. Thank you in advance!!

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	66
Revolving Credit Balance:	$9,207.00	Public Records On File:	1
Revolving Line Utilization:	76.60%	Months Since Last Record:	59
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424783	$7,500	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424783. Member loan 424783 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Harris	Debt-to-income ratio:	7.09%
Length of employment:	5 years 6 months	Location:	Melbourne, FL

Home town:	Little Rock
Current & past employers:	Harris
Education:	University of Phoenix-Online Campus, Embry Riddle Aeronautical University at Daytona Beach

This borrower member posted the following loan description, which has not been verified:

I need a personal of 5K to help retire and restrucutre personal debt. I will use the 5k to pay off a 401k loan and credit card. With money saved I will pay down remaining debt and this loan all wiithin 3 years time

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,908.00	Public Records On File:	1
Revolving Line Utilization:	97.40%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424802	$4,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424802. Member loan 424802 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,133 / month
Current employer:	Texas Unemployment	Debt-to-income ratio:	3.09%
Length of employment:	n/a	Location:	Flower Mound, TX

Home town:	Ithaca
Current & past employers:	Texas Unemployment, McIntosh Search
Education:	UTD

This borrower member posted the following loan description, which has not been verified:

Own boat and have clear title, boat is estimated between 6,000-6800 NADA. I need to fix engine and will secure loan with boat.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,441.00	Public Records On File:	1
Revolving Line Utilization:	36.20%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424804	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424804. Member loan 424804 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	UPS	Debt-to-income ratio:	13.89%
Length of employment:	11 years 5 months	Location:	mesa, AZ

Home town:	San Francisco
Current & past employers:	UPS, US Navy
Education:

This borrower member posted the following loan description, which has not been verified:

the reason im applying for this loan is that, Im trying to have just one payment. Instead of having different. I will payoff some credit cards that i seem that i cant get balance down. It would help me so much. What makes me a good candidate, is that i dont miss payments. Im always on time. I have a reliable job. For I am a UPS driver. I just really need some help. Thank you.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,636.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424811

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424811	$22,750	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424811. Member loan 424811 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,750 / month
Current employer:	Self Employed	Debt-to-income ratio:	12.25%
Length of employment:	9 months	Location:	Princeton, NJ

Home town:	Montague
Current & past employers:	Self Employed
Education:	Fashion Institute of Technology (FIT)

This borrower member posted the following loan description, which has not been verified:

I am looking to get the more popular styles of dresses from my collection produced in volume. Three styles will be produced. One style in sizes 0-14. The other two styles will be produced in sizes xs-xl. I will have 100 garments made in each style since this is the minimum amount to get a significant discount on the labor. This makes each garment much more profitable than producing in small quantities. Only styles with proven sales volumes over the past year at my retailers will go into production. The garments will be used to increase inventory at my dedicated retailer where my brand has been placed for the past year. I will also be expanding my sales with the new production volumes at a young designers market where many of my designer colleagues from FIT have been highly successful making a living. It's a place in NYC and other major metropolitan areas where regular customers, buyers for stores and stylists frequent, looking for inventory, the hottest new designers, and impulse buys. A secondary use for the additional production will be to build inventory for my sales rep. Armed with inventory, my sales rep and I will be able to engage Just In Time only retailers; with many retailers now switching to immediate delivery as a condition of placing orders due to the current economy (vs. long-term orders). Finally, the loans and new productions overall purpose is for me to be able to expand my business to a mid-volume designer brand in the near term. My website very recently started featuring direct online sales. A small percentage has been budgeted for a carefully planned PR and marketing campaign. I have developed my line and my skills to create garments for a target market of people in their 20's and 30's who want wearable showstopping fashion. My clothing sells well to people in NYC, and I am looking to expand through my sales rep and direct marketing to cities such as Miami, L.A., and Las Vegas. I design evening wear in styles that are seasonless so the inventory does not have a specific shelf life and will continue to be marketable through the year. I am choosing colors that are proven, and colors that will be good through various seasons.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,067.00	Public Records On File:	0
Revolving Line Utilization:	32.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424822

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424822	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424822. Member loan 424822 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,524 / month
Current employer:	City of Fort Worth	Debt-to-income ratio:	1.56%
Length of employment:	3 years 2 months	Location:	Fort Worth, TX

Home town:	Shreveport
Current & past employers:	City of Fort Worth, Bank of America Corp., City of White Settlement, John peter smith hospital, Capital One Financial
Education:	Amberton University

This borrower member posted the following loan description, which has not been verified:

Good evening, I work am requesting a line of credit in the above amount. If not, I would like to apply for a personal loan. 817-881-1979

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,556.00	Public Records On File:	0
Revolving Line Utilization:	13.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424873	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424873. Member loan 424873 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Global Credit Services	Debt-to-income ratio:	8.89%
Length of employment:	4 months	Location:	Brooklyn, NY

Home town:	New York, NY
Current & past employers:	Global Credit Services, XL Capital Assurance
Education:	Fordham University

This borrower member posted the following loan description, which has not been verified:

Interested in getting a better interest rate and terms.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	21
Revolving Credit Balance:	$20,636.00	Public Records On File:	0
Revolving Line Utilization:	22.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424881

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424881	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424881. Member loan 424881 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	carrerstaff unlimited	Debt-to-income ratio:	9.19%
Length of employment:	3 years 6 months	Location:	cerritos, CA

Home town:	Cerritos
Current & past employers:	carrerstaff unlimited
Education:	Southwestern University

This borrower member posted the following loan description, which has not been verified:

i need some money to make my home safer for my baby.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,204.00	Public Records On File:	0
Revolving Line Utilization:	30.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424882	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424882. Member loan 424882 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,388 / month
Current employer:	jehle-halstead, inc.	Debt-to-income ratio:	6.52%
Length of employment:	2 years 1 month	Location:	Pensacola, FL

Home town:	Pensacola
Current & past employers:	jehle-halstead, inc.
Education:	Georgia Institute of Technology

This borrower member posted the following loan description, which has not been verified:

The intent of this loan is to consolidate several high interest credit cards into one payment so that my wife and I can not only benefit from the interest savings, but also have a plan to repay our debt within a short amount of time. The majority of this debt was accumulated during our college years (stupid kids), with the remainder of the load being formed from wedding expenses. During those times, neither of us had a well paying job, so the debt was hard to avoid. Now we are both employed - myself as a Civil Engineer with the same company for over two years; my wife as a Social Worker with the same company for over a year. Both of us have recently had our performance reviews and our jobs are secure. We would like to address our debt issues before we start a family. That is why we are here. Thank you for your help and contributions!

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	66
Revolving Credit Balance:	$10,372.00	Public Records On File:	0
Revolving Line Utilization:	50.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424883

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424883	$1,000	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424883. Member loan 424883 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Self	Debt-to-income ratio:	13.83%
Length of employment:	25 years	Location:	Atlanta, GA

Home town:	Detroit
Current & past employers:	Self, Georgia Pacific
Education:	Eastern Michigan University

This borrower member posted the following loan description, which has not been verified:

She still has a balance due and was without a job for a while so she needs to get caught up on bills

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1980	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,792.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424904

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424904	$11,700	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424904. Member loan 424904 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,333 / month
Current employer:	HFF LP	Debt-to-income ratio:	5.06%
Length of employment:	3 years	Location:	BOSTON, MA

Home town:	Philadelphia
Current & past employers:	HFF LP, Ritz-Carlton Hotels
Education:	MBA - Babson College, BS - University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

This loan is for consolidating credit cards used for home improvements made between 2008-2009. The home was appraised in 2009 for $15,000 greater than what was paid in 2008 due to these improvements.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	36
Revolving Credit Balance:	$5,300.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424919

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424919	$25,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424919. Member loan 424919 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	retired	Debt-to-income ratio:	5.79%
Length of employment:	12 years	Location:	west roxbury, MA

Home town:	boston
Current & past employers:	retired
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

Need money for remodeling of my house.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,013.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424922

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424922	$3,600	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424922. Member loan 424922 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	NJSEA	Debt-to-income ratio:	2.23%
Length of employment:	1 year	Location:	RIVERDALE, NJ

Home town:	Paterson
Current & past employers:	NJSEA
Education:	County College of Morris

This borrower member posted the following loan description, which has not been verified:

I have a mortgage that I always pay on time and always pay the full balance of the credit card i use each statement.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	47
Revolving Credit Balance:	$5,015.00	Public Records On File:	0
Revolving Line Utilization:	8.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424970

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424970	$1,800	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424970. Member loan 424970 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,312 / month
Current employer:	retired	Debt-to-income ratio:	3.08%
Length of employment:	14 years	Location:	Lithonia, GA

Home town:
Current & past employers:	retired
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

would love to get rid of premier and credit one banks

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	53
Revolving Credit Balance:	$2,132.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 425000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425000	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425000. Member loan 425000 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,565 / month
Current employer:	Engineering Building Systems INC	Debt-to-income ratio:	5.57%
Length of employment:	7 months	Location:	Ocala, FL

Home town:	Gainesville
Current & past employers:	Engineering Building Systems INC, Lockheed Martin Corp., Bob Evans Farms
Education:	Central Florida Community College

This borrower member posted the following loan description, which has not been verified:

I will use the money to help pay off credit card debts and to buy books for school. I currently am going to school for Information Technology and greatly enjoy this field. Also having one easy payment will help relief some stress of paying bills so I can better focus on school and work. Last semester I received a 4.0 g.p.a. and have a cumulative g.p.a. of 2.93. I work as a drafter for an engineering firm and have always made my payments being it the Electric bill to a credit card bill. My plans are to get rid of the multiple credit card bills and have one easy payment and to have a lower payment than I do now so I can save for future school/personal needs.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,143.00	Public Records On File:	0
Revolving Line Utilization:	18.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425055

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425055	$21,250	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425055. Member loan 425055 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	Lockheed Martin Corp.	Debt-to-income ratio:	24.00%
Length of employment:	6 years 3 months	Location:	Camden, WV

Home town:	bridgeport
Current & past employers:	Lockheed Martin Corp., Sikorsky Aircraft
Education:

This borrower member posted the following loan description, which has not been verified:

We have some credit cards that have increased to over 25 % APR One is to 34.99%

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,453.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 425057

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425057	$13,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425057. Member loan 425057 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Reed Business Information	Debt-to-income ratio:	13.30%
Length of employment:	1 year	Location:	Framingham, MA

Home town:	Holliston
Current & past employers:	Reed Business Information, Monster Worldwide
Education:	Framingham State College

This borrower member posted the following loan description, which has not been verified:

Hi, I had rebuilt my credit over the last few years and then ran into some issues where I first lost my job and then had medical and dental procedures which have racked up my credit cards to the tune of a total of 13k. My credit the last I checked was just under 700 at 693 and I would really like your help. I desperately want to keep increasing my credit score and not let it decline and also get out of this debt that is just killing me with high interest rates. I have a good job and make decent money so I will be very diligent in paying off the loan if I could get one consolidated payment per month.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	28	Months Since Last Delinquency:	7
Revolving Credit Balance:	$7,450.00	Public Records On File:	0
Revolving Line Utilization:	16.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425079

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425079	$7,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425079. Member loan 425079 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	General Electric	Debt-to-income ratio:	11.69%
Length of employment:	2 years 2 months	Location:	Milwaukee, WI

Home town:	Chicago
Current & past employers:	General Electric
Education:	University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate the remaining balance on my car loan ($3200) and my dental work loan ($2700) and a high rate credit card ($1700). All of my monthly payments are large and would like to minimize my payment so that I can apply it to my credit card debt. I have made poor decisions with my credit cards in the past, but have not used them in about 1 year. I'm trying to get my finances back and track and could use your help. I am an engineer and have a strong job and income. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,133.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425084

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425084	$22,750	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425084. Member loan 425084 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	Fry's Electronics	Debt-to-income ratio:	8.32%
Length of employment:	1 year 8 months	Location:	Oxnard, CA

Home town:	Oxnard
Current & past employers:	Fry's Electronics, Lake Casitas Municipal Water District, Freelance Artist/Designer
Education:	Ventura College

This borrower member posted the following loan description, which has not been verified:

Hello all, I have been a freelance artist and designer for the past 8 years. I have also been working in Customer Service for the last two years and I am looking to start a business in a genre I greatly enjoy; gaming. I am looking to start a video game store/arcade/lounge/pc cafe in Ventura County. We feel that there is a hugely untapped market in our community. We know of many, many, many people who drive as much as an hour and a half out of town every Friday and Saturday night to visit the nearest 'good' arcade. We also have noticed the interest in classic video games on the rise. Our store will carry all the latest and greatest systems and games, but we will also accept for trade-in and sell classic and collectible games as well. We will also sell trading card games and cards, as well as many video game related merchandise such as apparel, accessories, even video game themed snack foods. We will also have a video game arcade with popular machines such as Dance Dance Revolution and Street Fighter 4, as well as classics such as Pac Man, Tetris and a Super Mario Bros. Pinball machine (Already in my possession). We also plan on having a PC Gaming and Console gaming areas, where for a small hourly fee, customers can play games on our consoles and PCs. The nearest local PC cafe would be our only competition for miles, and their computers literally haven't been updated since the place opened three years ago. We will have a T1 internet connection hooked up to all of our computers for lightning fast gaming and browse. Our consoles will already be hooked up for network play. We plan on selling advertisement space on custom made cabinets made for the consoles. We will be available for private parties and events. This loan I am requesting is going to be used to secure a location, purchase product to sell for the store, purchase our first PCs and software licenses for the PC Cafe. We hope to reach ten PC's after three months and start adding our full arcade machines within the first six months. I have a 23 page business plan written that I can provide upon request, including screenshots of the website (I didn't think people wanted to read a full 23 pages on this website so I shortened it up!)

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,114.00	Public Records On File:	0
Revolving Line Utilization:	28.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423412	$1,200	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423412. Member loan 423412 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,083 / month
Current employer:	Ka Leo O Hawaii	Debt-to-income ratio:	24.09%
Length of employment:	1 year 7 months	Location:	Honolulu, HI

Home town:	Columbus
Current & past employers:	Ka Leo O Hawaii, University of Hawaii Geology and Geophysics
Education:	University of Hawaii at Manoa

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, The requested amount above is for summer tuition for my Finance classes and housing expenses. Also, the purpose is to build more credit for myself. I am in my final year getting my second major, International Business. I plan to pay back the loan in a timely manner after graduating. In the mean time I have two part time jobs to pay interest payments if need be. Sincerely, Casey

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$772.00	Public Records On File:	0
Revolving Line Utilization:	25.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423928

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423928	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423928. Member loan 423928 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,250 / month
Current employer:	US Postal Service (USPS)	Debt-to-income ratio:	15.12%
Length of employment:	14 years	Location:	Colorado Springs, CO

Home town:
Current & past employers:	US Postal Service (USPS)
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for funding to consolidate some credit card debt

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1978	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,405.00	Public Records On File:	0
Revolving Line Utilization:	28.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424016

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424016	$9,600	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424016. Member loan 424016 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,950 / month
Current employer:	US Cellular	Debt-to-income ratio:	21.15%
Length of employment:	4 years 4 months	Location:	Forest, VA

Home town:	Greenville
Current & past employers:	US Cellular, ALLTEL Corp.
Education:	East Carolina University, Central Virginia Community College, Indiana Bible College

This borrower member posted the following loan description, which has not been verified:

I have some credit cards that are a close to their limit. I have never paid a bill late and the only reason the credit cards are so high is because my husband and I started a car dealership a year ago and used that as start up capital.... We just sold the business and am in need of purchasing an automobile for myself since I haven't had to have one in a year. I have some money to put down and will most likely not use all the requested amount. I am going to purchase the car at wholesale. Once again I have never ever been late on a bill since I had my first credit card.

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,332.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 424898

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424898	$6,400	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424898. Member loan 424898 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Progressive Technology, Inc.	Debt-to-income ratio:	21.01%
Length of employment:	1 year	Location:	HILTON HEAD ISLAND, SC

Home town:	Carpentersville
Current & past employers:	Progressive Technology, Inc., Scott's Fish Market
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

We are picking the ring out together right now... buying it locally on Hilton Head Island, SC at a mom and pop jewelry shop that does not have in-store financing. I have some money to put towards it, and I have credit cards with room, but if I can get a better rate here that would make things easier. I just finished paying off one school loan that I was putting about $300/mo towards, so I have at least that much available. Also, since I have cash available I will most likely not use the entire $8000 requested... once we pick out the ring and purchase it much of that money will be put directly back into the loan. Thank you very much for your consideration!

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	51
Revolving Credit Balance:	$2,210.00	Public Records On File:	0
Revolving Line Utilization:	11.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425187

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425187	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425187. Member loan 425187 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	Chandler, AZ

Home town:	Los Angeles
Current & past employers:	Starbucks Coffee Company
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

I am currently seeking a student loan for the 2009-10 academic year. Unfortunately, I do not qualify for any loans or grants through the government because my parents "make too much money." However, my parents will not support me during my education journey. I do have a full-time job, but it won't be enough to pay for all of my education expenses. Any help would be greatly appreciated!

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	14
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425232

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425232	$20,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425232. Member loan 425232 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,000 / month
Current employer:	Self employed, Agriculture Consulting	Debt-to-income ratio:	16.56%
Length of employment:	12 years	Location:	Granite Bay, CA

Home town:	Hartley
Current & past employers:	Self employed, Agriculture Consulting
Education:	Drake University (me), Iowa State University (husband)

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, We are an established family with very good credit and we just had a family wedding which we entirely financed as our daughter married a man from London and it is not their tradition to split the wedding expenses. Our daughter is in the final months of finishing her PhD at Cambridge Univ. so is unable at this stage to help. We put the wedding on credit, however, all of a sudden the credit cards have increased our rates, I believe simply because we did use these cards. Our American Express rate is the worst one of all. Up until this time, we had entirely paid off that card. We are a family of four, have been married 35 years and only moved once in that time. We own our own home and have our cars free and clear. We are also helping our younger daughter who just graduated from Princeton and is beginning her first job and apartment set up in San Francisco which is an expensive city in which to get started. She has a very stable job, with a top rated company, but will be paying us back as soon as she is more established with her company. We are solid people and would love to pay off these credit cards so we can resume our "normal" lives before a family wedding. We have never in all of our long credit history defaulted on anything. (We are midwesterners) Thanks so much.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1977	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$66,978.00	Public Records On File:	0
Revolving Line Utilization:	69.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425235

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425235	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425235. Member loan 425235 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	SFBR	Debt-to-income ratio:	13.79%
Length of employment:	2 years	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	SFBR, A&M
Education:	Texas A&M

This borrower member posted the following loan description, which has not been verified:

Capital One recently gouged my interest rate. Would like to pay them off.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,163.00	Public Records On File:	0
Revolving Line Utilization:	28.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425243

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425243	$3,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425243. Member loan 425243 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,667 / month
Current employer:	Octagon Research Solutions	Debt-to-income ratio:	15.18%
Length of employment:	6 months	Location:	Laguna Beach, CA

Home town:	Rochester
Current & past employers:	Octagon Research Solutions, Applied Knowledge, Inc.
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

To whom it may concern, I am getting married in 2 weeks and I just invested in wedding rings now I need money to cover various wedding expenses.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,072.00	Public Records On File:	0
Revolving Line Utilization:	94.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425279

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425279	$4,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425279. Member loan 425279 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Coldwell Banker	Debt-to-income ratio:	17.82%
Length of employment:	6 years	Location:	Irvine, CA

Home town:
Current & past employers:	Coldwell Banker
Education:	Cal State University Long Beach

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate credit cards

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,764.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425290

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425290	$4,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425290. Member loan 425290 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Consultant Engineering, Inc.	Debt-to-income ratio:	13.26%
Length of employment:	4 years 5 months	Location:	Phoenix, AZ

Home town:	Phoenix
Current & past employers:	Consultant Engineering, Inc., RH & Associates, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

All I want to do is to pay off my credit cards and make one payment to one place each month. I have never been late on ANY of my current credit cards.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	43
Revolving Credit Balance:	$6,172.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425322

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425322	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425322. Member loan 425322 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Penguin Windows	Debt-to-income ratio:	8.30%
Length of employment:	4 months	Location:	CLACKAMAS, OR

Home town:	Milwaukie
Current & past employers:	Penguin Windows, Quality Skylight and Sunroom Install, Pro Scape Landscaping, McCord Family Painting, Exercise Equipment NW
Education:	Western Oregon University

This borrower member posted the following loan description, which has not been verified:

This is a loan request to pay of existing 4500 credit card through Wells Fargo and a 500 dollar payday advance from First Delaware Bank. recently started new job at Penguin Windows with 6 figure earning potential.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,766.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425348	$20,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425348. Member loan 425348 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,290 / month
Current employer:	Mason County Title	Debt-to-income ratio:	6.69%
Length of employment:	16 years 11 months	Location:	Allyn, WA

Home town:	Bremerton
Current & past employers:	Mason County Title, LandAmerica Transnation Title and Land Title Company of Kitsap County
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan to payoff credit cards, hospital bills and put a portion into an HSA account to prepare for future medical bills in light of change in health coverage.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	10
Revolving Credit Balance:	$11,374.00	Public Records On File:	0
Revolving Line Utilization:	68.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425385

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425385	$20,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425385. Member loan 425385 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Kasky Insurance & Financial Services	Debt-to-income ratio:	18.75%
Length of employment:	30 years	Location:	Pittsburgh, PA

Home town:	Hopewell
Current & past employers:	Kasky Insurance & Financial Services
Education:	Geneva College

This borrower member posted the following loan description, which has not been verified:

I am simply looking for a loan to cover my son's final year at college.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1978	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$193,302.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 425402

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425402	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425402. Member loan 425402 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,083 / month
Current employer:	University of Wisconsin-Madison	Debt-to-income ratio:	16.80%
Length of employment:	n/a	Location:	Madison, WI

Home town:	Santa Monica
Current & past employers:	University of Wisconsin-Madison
Education:	University of Rochester, University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

If you have ever been skiing out west you may have heard of a company called Black Tie Ski Rental Delivery. This LLC started in Steamboat only 9 years ago delivering quality ski rental equipment right to the doors of its customers, and has now expanded to 10 other locations in North America. My business partner, Colin Fernie, and myself, Jeremy Goico, plan to open up the next Black Tie branch at Mammoth Mountain for the season starting this year. Mammoth is a beautiful, massive and much-visited ski destination that should be perfectly suited for this type of service. We have researched the location extensively, written a very thorough business plan, have started a website, mammothskis.com, that will link up to the main website, blacktieskis.com, and have placed our equipment order. We estimate that we will need 110K to get us through the first year of business and have collected 1/3 of that so far. We have been putting together an SBA loan application that we will be submitting once we get to Mammoth at the end of July and meet with the SBA loan officer out there. Already one of the most visited mountains in the country, the addition of a public airport last year and new condos, hotels and properties in the works, Mammoth should serve as a wonderful location for our business. I will be using this loan to help myself move out to Mammoth and get settled and to help pay for the construction of the website mammothskis.com

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,970.00	Public Records On File:	0
Revolving Line Utilization:	7.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425423

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425423	$12,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425423. Member loan 425423 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	New York Life Insurance	Debt-to-income ratio:	13.60%
Length of employment:	5 months	Location:	Holland, PA

Home town:	Feasterville Trevose
Current & past employers:	New York Life Insurance, Fred Beans Ford
Education:	East Stroudsburg University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to pay off some credit cards that are at a high interest rate right now, that I had to use when I was laid off for a few months. I have a new job for a few months now and it is going very well, and also starting a part time job on the side to make some extra money. I just got myself in a little too deep with the credit cards while I was laid off because of a few personal things that came up, with me and my family.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,740.00	Public Records On File:	0
Revolving Line Utilization:	89.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 425457

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425457	$22,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425457. Member loan 425457 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	highland care ctr	Debt-to-income ratio:	18.48%
Length of employment:	1 year 2 months	Location:	QUEENS VILLAGE, NY

Home town:	Brooklyn
Current & past employers:	highland care ctr, jamaica hospital medical center
Education:	CUNY Queens College, suny morrisville

This borrower member posted the following loan description, which has not been verified:

I am requesting to borrow $22,000 for the purpose to consolidate my debt. I would like to pay one sum monthly and plan to save more and spend less. This loan will allow me to pay off my car, an bank loan and 3 store credit cards in full. I am a responsible and reliable candidate for this loan because I do pay my bills and I have a good job. My home is also paid off. Currently, I feel overwhelmed with these bills and would like to pay them off in one bill. I would appreciate the opportunity to put my finances back in order. Sincerely. Malaika Mears

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	31
Revolving Credit Balance:	$2,342.00	Public Records On File:	0
Revolving Line Utilization:	28.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425464

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425464	$4,750	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425464. Member loan 425464 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	City Of Mesa Police Dept.	Debt-to-income ratio:	12.52%
Length of employment:	1 year	Location:	Mesa, AZ

Home town:	Manila
Current & past employers:	City Of Mesa Police Dept., Allied Security Service for 7 years
Education:	Cypress College

This borrower member posted the following loan description, which has not been verified:

I have found my dream house in queen creek arizona. I work full time for the City of Mesa Az. I am a single father I have good credit and was approve for a loan for our new house. The only thing thats holding me from getting my dream is a down payment I got some savings but still lucking $8000.00 for my down payments. I've always been current with my bills and the child support i get is not enought. Your help will be greatly appriciated and will be paid. Thank you!

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,070.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 425494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425494	$5,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425494. Member loan 425494 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Fairmont State University	Debt-to-income ratio:	21.70%
Length of employment:	3 years 7 months	Location:	MANNINGTON, WV

Home town:	Beckley
Current & past employers:	Fairmont State University
Education:	Liberty University

This borrower member posted the following loan description, which has not been verified:

wife and I own an apartment building in Wheeling, West Virginia. We???ve owned the building for 6 years. It has 14 units. Right now we have 13 of those units rented. The building is on the national registry of historic places as a contributing structure. We have invested about $150,000 in the past two years replacing the boiler, the roof, hot water heater and tank, and the electrical service. Now we have discovered the back porches are in dire need of repair due to rot. We would like to borrow between $5K and $8K to repair and paint 12 porches and repaint the fa??ade. Currently we get and average of $675 per unit. If we improve the fa??ade and the porches we can raise the rents an average of $75 $100 per apartment. You can see pictures of our apartments at http://www.flickr.com/photos/57965578@N00/ . We would pay pack the loan from both the building???s revenues and my salary at Fairmont State University.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	19
Revolving Credit Balance:	$5,800.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 425514

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425514	$13,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425514. Member loan 425514 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Amarr Garage Doors	Debt-to-income ratio:	14.57%
Length of employment:	3 years	Location:	LAWRENCE, KS

Home town:	Emporia
Current & past employers:	Amarr Garage Doors, BPI - Buchingham Palace Inc.
Education:	University of Kansas Main Campus, Emporia State University

This borrower member posted the following loan description, which has not been verified:

I would save about $200 a month at 10% interest if I could get a loan approval on this. I work two jobs and don't necessarily have to but do to have a life. I have the account numbers, payoff amounts, etc necessary and am ready to become debt free. This loan would be the biggest blessing I've ever had. Thanks

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,504.00	Public Records On File:	0
Revolving Line Utilization:	87.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 425539

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425539	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425539. Member loan 425539 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,864 / month
Current employer:	JDA	Debt-to-income ratio:	16.21%
Length of employment:	5 years	Location:	Rohnert Park, CA

Home town:	San Francisco
Current & past employers:	JDA, BAM Magazine
Education:	California State University-Chico (CSU Chico)

This borrower member posted the following loan description, which has not been verified:

Hello! My name is Pam Desmond. I am a recently widowed mother of 2, one of which is chronically ill. I am also self-employed. My daughter was recently in the hospital and the bills are starting to come in. I have insurance which does cover a certain amount; the rest is out of pocket. I am maintaining but could use assistance since I am now soley responsible for the mortgage, cars, and business expenses. I am not in foreclosure, have very good credit scores and pay my bills on time. In fact I thought I had money available thru my HELOC. Last year, I secured a loan modification from my former horrible lender Countrywide, who also advised me to put money on my HELOC to the tune of $ 15,000. Countrywide promised that money would always be available to me. Shortly after, they froze my HELOC and I cannot get to my own money. I am seeking a loan of $ 5000 to use as the hospital bills trickle in, so that I can keep household and business expenses separate. I would appreciate getting the loan so that I can breathe a little easier. Thank you in advance.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$78,532.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 425608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425608	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425608. Member loan 425608 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	self employeed own a tutoring business in Palo Alto area for past 4 years	Debt-to-income ratio:	6.80%
Length of employment:	4 years	Location:	Mountain View, CA

Home town:	San Antonio
Current & past employers:	self employeed own a tutoring business in Palo Alto area for past 4 years, Learning Plus Tutoring, The Learning Connection
Education:	University of Evansville

This borrower member posted the following loan description, which has not been verified:

I have a successful tutoring business and would like to train as a counselor, as there is a real need for this service evidenced among the children and families who are my clientele. I have a background as a psychiatric nurse as well as an educator, and so believe I could provide counseling with some continuing education in counseling.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	17
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425614

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425614	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425614. Member loan 425614 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	n/a	Debt-to-income ratio:	5.72%
Length of employment:	n/a	Location:	Las Vegas, NV

Home town:	Beirut
Current & past employers:
Education:	University of Nevada-Las Vegas

This borrower member posted the following loan description, which has not been verified:

Hi, my name's Jamil(Jimmy) Khater. I'm looking for personal loan to consolidate $9400 in credit card debt. I have a 750+ FICO, I've been at the same job for over 3.5 years and I'm very responsible when it comes to my finances. I also have rental income coming in every month from roommates which makes my housing costs very low. Banks are still a hassle due to my debt to income ratio and the fact that I work off tips as I'm a dealer does not help me at all. Thanks for your time.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,448.00	Public Records On File:	0
Revolving Line Utilization:	19.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 425618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425618	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425618. Member loan 425618 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,667 / month
Current employer:	Banana Republic	Debt-to-income ratio:	12.62%
Length of employment:	2 years 4 months	Location:	CUPERTINO, CA

Home town:	taiwan
Current & past employers:	Banana Republic
Education:

This borrower member posted the following loan description, which has not been verified:

Remodel the living room to surprise my grandmother on her birthday.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$798.00	Public Records On File:	0
Revolving Line Utilization:	4.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425621

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425621	$10,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425621. Member loan 425621 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,400 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	14.47%
Length of employment:	1 year 4 months	Location:	Denver, CO

Home town:	kiev
Current & past employers:	Wells Fargo, Wachovia Corp., GE-Money, university of colorado at boulder
Education:	University of Colorado at Boulder, University of Colorado at Denver and Health Sciences Center

This borrower member posted the following loan description, which has not been verified:

using the unique situation that the country is facing economy I feel that this loan would provide me the capital to invest in my education and increase my skill sets and remain competitive in the rapidly changing workforce.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,741.00	Public Records On File:	0
Revolving Line Utilization:	10.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425642

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425642	$9,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425642. Member loan 425642 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Kaba	Debt-to-income ratio:	15.85%
Length of employment:	1 year 7 months	Location:	Pembroke Pines, FL

Home town:
Current & past employers:	Kaba, Federal Aviation Administration (FAA)
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

To Whom it May Concern, My name is Imtiaz, I am a professional Software Engineer currently working full time in the labor management industry. I am also a pilot with years of previous professional experience in aviation. Presently I am developing aviation-related software for the iPhone and I have begun the process of registering an LLC for my product and future software products. I intend on taking the plunge into developing my product full time after having done enough research into the feasibility of developing this product and the potential market that exists. The reason for requiring this loan is so that I can focus all of my effort, over 12 hours per day into nothing but developing my product so that it can reach completion much more rapidly than is possible doing it after normal work hours. Since my product is itself novel with the iPhone device which it is targeting it is of utmost importance that I move quickly so that I can reach my market quicker than any competition which may exist and are not aware of. Therefore this money will be money that is used to cover personal financial obligations over a 6 month term while I am developing this software. My projected time frame is a liberal 6 months to account for any unforeseen delays, my expected time frame is about 4 months. Some of my personal assets will be used to finance this venture, in the amount of about 10,000 dollars. While I understand that this approach to financing I am taking is less than conventional, time is of the essence for me and to take a more conventional path of a formal detailed business plan and securing financing means time is lost in completing my product. I have an excellent credit history, no late payments and I have the drive and passion to make my business succeed.

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,458.00	Public Records On File:	0
Revolving Line Utilization:	63.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 270 dated July 9, 2009